UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds
31 May 2019
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C1	Class C2	Class I
Nuveen Minnesota Intermediate Municipal Bond Fund	FAMAX	NIBCX	FACMX	NIBMX	FAMTX
Nuveen Minnesota Municipal Bond Fund	FJMNX	NTCCX	FCMNX	NMBCX	FYMNX
Nuveen Nebraska Municipal Bond Fund	FNTAX	NAAFX	FNTCX	NCNBX	FNTYX
Nuveen Oregon Intermediate Municipal Bond Fund	FOTAX	NAFOX	–	NIMOX	FORCX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chairman’s Letter to Shareholders
Dear Shareholders,
The worries weighing on markets at the end of 2018 appeared to dissipate in early 2019 as positive economic and corporate earnings news, more dovish signals from central banks and trade progress boosted investor confidence. However, political noise and trade disputes continue to drive short-term market volatility and weigh on longer-term outlooks. Investors are concerned that increased tariffs and a protracted stalemate between the U.S. and its trading partners could dampen business and consumer sentiment, weakening spending and potentially impacting the global economy. Additionally, political uncertainty and the risk of policy error appear elevated. In the U.S. in particular, low interest rate levels and the widening federal deficit have constrained the available policy tools for countering recessionary pressures. As the current U.S. economic expansion has reached the 10-year mark this summer, it’s important to note that economic expansions don’t die of old age, but mature economic cycles can be more vulnerable to an exogenous shock.
Until a clearer picture on trade emerges, more bouts of market turbulence are likely in the meantime. While the downside risks warrant careful monitoring, we believe the likelihood of a near-term recession remains low. Global economic growth is moderating, with demand driven by the historically low unemployment in the U.S., Japan and across Europe. Central banks across the developed world continue to emphasize their readiness to adjust policy, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy.
The opportunity set may be narrower, but we believe there is still scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
July 23, 2019

Portfolio Managers’
Comments
Nuveen Minnesota Intermediate Municipal Bond Fund
Nuveen Minnesota Municipal Bond Fund
Nuveen Nebraska Municipal Bond Fund
Nuveen Oregon Intermediate Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Christopher L. Drahn, CFA, and Michael S. Hamilton review economic and market conditions, key investment strategies, and the performance of the Nuveen Minnesota Intermediate Municipal Bond Fund, Nuveen Minnesota Municipal Bond Fund, Nuveen Nebraska Municipal Bond Fund and Nuveen Oregon Intermediate Municipal Bond Fund. Chris has managed the Nuveen Minnesota Intermediate Municipal Bond Fund since 1994 and the Nuveen Minnesota Municipal Bond Fund since 2016. Michael has managed the Nuveen Nebraska Municipal Bond Fund since 2016 and the Nuveen Oregon Intermediate Municipal Bond Fund since 1997.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended May 31, 2019?
The U.S. economy continued its solid expansion, with economic activity rebounding in early 2019 after a slump at the end of 2018. In the first quarter of 2019, gross domestic product (GDP), which measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes, grew at an annualized rate of 3.1%, according to the Bureau of Economic Analysis “second” estimate. A jump in exports and a buildup of inventories helped offset slower consumer and business spending in the first three months of 2019. For the full year 2018, U.S. GDP growth came in at 2.9%, as economic activity cooled over the second half of 2018 after peaking at 4.2% (annualized) in the second quarter of 2018.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.6% in May 2019 from 3.8% in May 2018 and job gains averaged around 196,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.1% in May 2019. However, falling energy prices led to a slower rate of inflation over the past twelve months. The Consumer Price Index (CPI) increased 1.8% over the twelve-month reporting period ended May 31, 2019 before seasonal adjustment, as reported by the Bureau of Labor Statistics.
Low mortgage rates and low inventory drove home prices higher during this economic cycle. But the pace of price increases has slowed along with declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.5% year-over-year in April 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.3% and 2.5%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
As some data began pointing to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. From December 2015 through December 2018, the Fed had gradually lifted its main policy interest rate to prevent the economy from overheating. In its final meeting of 2018, the Fed indicated that two more rate hikes might be forthcoming in 2019, roiling the markets, which had expected a more dovish tone. However, as more recent data revealed a mixed picture of the economy, the Fed said it would adopt a more “patient” approach, signaling the possibility of no rate hikes in 2019. Markets began to speculate that the Fed’s next move would be a rate cut, rather than a rate increase, particularly after trade tensions intensified between the U.S. and China. However, the minutes from the Fed’s April 30-May 1 meeting showed that the Fed was in no hurry to make any policy adjustment. The Fed kept rates unchanged in its first three policy meetings of 2019, as expected, and in March announced its plan to discontinue rolling assets off its balance sheet.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns. Hope for a China-U.S. trade deal dimmed after the latest round of negotiations ended with an impasse and both countries levied tariff increases. Additionally, the U.S. blacklisted Chinese company Huawei, banning companies from doing business with the telecom giant without U.S. government approval. In response, China announced its own “Unreliable Entity” list. Further roiling markets was President Trump’s surprise announcement that he would impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. (Subsequent to the end of the reporting period, the two countries announced a joint agreement and the U.S. administration suspended its tariff plan.) Meanwhile, as agreed in July 2018, the U.S. and the European Union continued to withhold further tariffs. Later in 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement, but it has not yet been ratified by the countries’ legislatures. With no clear path forward on U.S.-China trade policy, markets grew increasingly worried that trade conflicts would dampen global growth, as negative sentiment could inhibit business, consumer and investor confidence and spending.
In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline. The European Union extended the deadline to October 31, 2019, and Prime Minister May announced she would resign effective June 7, 2019, raising the possibility that her successor could favour a no-deal Brexit. Europe also contended with Italy’s eurosceptic coalition government and its challenging fiscal condition, the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.
Elections around the world also remained a source of uncertainty. Investors grew more skeptical that Brazil’s newly elected president could deliver reforms, while some of the market’s initial fears about Mexico’s new president subsided. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
The twelve-month reporting period began on a weak note for municipal bonds but turned strongly positive in the second half of the period. With the economy strengthening and the labor market tightening throughout the second half of 2018, the Fed continued to increase its main policy interest rate. The prevailing economic outlook was generally positive, driving the 10-year U.S. Treasury yield to a high of 3.24% in November 2018. However, interest rates declined significantly over the remainder of the reporting period on signs of a weaker macroeconomic environment, more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility. The U.S. Treasury yield curve flattened overall, with a portion of the curve inverting. However, the municipal yield curve “twisted” by flattening at the short end and steepening at the long end of the curve.
Along with the falling interest rate environment, favorable supply-demand conditions were supportive of municipal bond performance. Issuance has been subdued since the passage of the Tax Cuts and Jobs Act of 2017. Because new issue advance refunding bonds are no longer tax exempt under the new tax law, the total supply of municipal bonds has decreased, boosting the scarcity value of existing municipal bonds. Municipal bond gross issuance nationwide totaled $338.6 billion in this reporting period, a 19.2% decrease from the issuance for the twelve-month reporting period ended May 31, 2018. Nevertheless, the overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.

Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. The Fed’s pivot to a more dovish stance in early 2019 also brought investors back to fixed income markets, including municipal bonds, driving large inflows into the asset class in the early months of 2019. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds in 2019 to date, especially in states with high income and/or property taxes.
What were the economic and market environments in Minnesota, Nebraska and Oregon during the twelve-month reporting period ended May 31, 2019?
Minnesota’s economic growth lagged the national growth rate in 2018 with Minnesota’s GDP growing 2.2%, but it outpaced its regional peers, ranking as the 22nd fastest growing state economy. Minnesota’s GDP growth was driven by gains in the wholesale trade, information and durable goods manufacturing sectors. As of May 2019, Minnesota’s unemployment rate of 3.3% was below the national rate of 3.6%. Minnesota’s budget is on a two-year cycle. The governor recently signed the state’s $48 billion budget. The budget includes $700 million in new revenues through federal tax conformity provisions, property tax relief to local governments and a 2% increase on the basic funding formula for education. Moody’s recently affirmed the state’s Aa1 rating and stable outlook on April 19, 2019. S&P upgraded the state’s rating to AAA with stable outlook on July 25, 2018. For the twelve months ended May 31, 2019, municipal issuance in Minnesota totaled $7.4 billion, representing a 3.5% gross issuance increase from the twelve months ended May 31, 2018.
Nebraska’s economic growth improved in 2018 but still trails behind the nation. The State’s GDP grew 1.5% and its ranking improved to 36th from 41st in the previous year. State GDP growth was largely driven by gains in agriculture/forestry/fishing/hunting, wholesale trade, waste management/remediation services and nondurable goods manufacturing, however, these were offset by losses in finance/insurance and utilities. Nebraska’s economy remains less diverse than other states, with a high dependence on agriculture and food processing. As of May 2019, Nebraska’s unemployment rate was 3.0% and remains below the national unemployment rate of 3.6%. Nebraska recently passed its two-year $9.3 billion budget that increases overall spending by 2.9% and includes $51 million of property tax relief, and additional funding for jails and public schools. The State of Nebraska only has one legislative house with 49 senators. Nebraska’s constitution prohibits the issuance of general obligation debt, leading Nebraska to have the lowest debt burden of any state as measured on a per-capita basis and as a percentage of personal income. Nebraska held a general obligation credit equivalent rating from S&P of AAA and from Moody’s at Aa1; both have stable outlooks. For the twelve months ended May 31, 2019, municipal issuance in Nebraska totaled $2.3 billion, representing a 2.6% gross issuance decrease from the twelve months ended May 31, 2018.
Oregon’s economy has continued to expand at a healthy pace. In 2018, the state’s economy expanded at a strong rate of 3.4%, above the national growth rate of 2.9%. As of May 2019, the state’s unemployment rate was 4.2%, above the national unemployment rate of at 3.6%. Employment and labor force figures are growing at average rates of 0.8% and 0.8%, respectively, compared with the U.S. figures of 0.9% and 0.5%, respectively. The once rapid job growth has slowed for most industries, in part due to the tight labor market, though employment in high-tech services continues to grow at a fast pace. Intel, with more than 19,000 employees, continues to rank as the state’s largest private employer. Oregon’s housing market is also expanding faster than the national rate due to job openings and population growth. Home prices in the Portland area were up 2.6% year-over-year as of April 2019 (most recent data available at the time this report was prepared), according to the S&P CoreLogic Case-Shiller Index. The State of Oregon enacted a $21.1 billion 2017-19 General Fund biennium budget that is projected to continue adding to reserves in the rainy day fund and educational stability fund for a total of $1.2 billion by the end of the 2019 biennium. The Governor’s proposed 2019-21 biennial budget totals almost $24 billion, with reserves continuing to increase substantially to about $1.7 billion. Oregon has no sales tax, but relies heavily on personal income taxes, accounting for a nearly 90% of general fund revenues. In April 2015, the Oregon Supreme Court overturned a large portion of the pension reforms enacted by the state in 2013. Due to this, as well as the lowering of discount rate, the overall pension liability has increased and caused an increase in pension contributions. As of June 2019, Oregon’s general obligation bonds were rated Aa1 (stable) from Moody’s and AA+ (stable) by S&P. For the twelve months ended May 2019, Oregon issued $5.0 billion in municipal bonds, a gross issuance increase of 7.6% from the twelve months ended May 2018.

Portfolio Managers’ Comments (continued)
How did the Funds perform during the twelve-month reporting period ended May 31, 2019?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the one-year, five-year, ten-year and/or since-inception periods ended May 31, 2019. The returns for each Fund’s Class A Shares at net asset value are compared with the performance of a corresponding market index and Lipper classification average.
During the reporting period, the Class A Shares at NAV of the Nuveen Minnesota Intermediate Municipal Bond Fund and Nuveen Oregon Intermediate Municipal Bond Fund underperformed its benchmark, the S&P Municipal Bond Intermediate Index. The Class A Shares at NAV of the Nuveen Minnesota Municipal Bond Fund and Nuveen Nebraska Municipal Bond Fund underperformed their benchmark, the S&P Municipal Bond Index. Meanwhile, the Minnesota Intermediate and Oregon Intermediate Funds outperformed their Lipper classification average, as did the Nuveen Minnesota Municipal Bond Fund. The Nebraska Fund underperformed its Lipper classification average.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the twelve-month reporting period ended May 31, 2019?
All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Minnesota Intermediate Municipal Bond Fund
The Nuveen Minnesota Intermediate Municipal Bond Fund underperformed the S&P Municipal Bond Intermediate Index for the twelve-month reporting period ended May 31, 2019.
Compared with the national intermediate index, the Fund’s sector positioning modestly detracted from performance. One challenge came from our underweighting in the outperforming transportation sector, which makes up a much bigger part of the national index than the Minnesota municipal market, primarily due to the lack of Minnesota debt backed by toll roads and ports.
Elsewhere, the Fund's overweighting in the higher education sector was modestly beneficial. The Fund’s slight overweighting in the high quality pre-refunded/escrowed-to-maturity segment modestly hurt as these bond types generally lagged lower quality, higher yielding securities. The Fund's large overweight in the health care sector was a neutral factor, as that sector was a market performer in the intermediate part of the curve. Relative to the national indexes, the Fund was underweighted in tax-backed bonds (which were generally market performers) but the Fund's specific security selection performed well.
The Fund’s duration (interest rate sensitivity) and yield curve positioning had only a marginally positive impact on performance compared with the index. Overall, duration was slightly longer than that of the benchmark. The Fund maintained a broadly laddered approach and held bonds both shorter and longer than the index. While our longer duration overall helped, and our overweighting in longer-term bonds contributed, our overweighting in the shortest-duration holdings hurt results because these securities failed to keep pace with the stronger returns found across the rest of the market.
In terms of credit quality positioning, the Fund was overweighted in lower investment grade securities and non-rated debt. This strategy yielded mixed results for this reporting period and, accordingly, was not a particularly meaningful driver of relative return.
Mirroring a broad municipal market trend, the Fund experienced shareholder inflows this reporting period, mostly in the second half. We used these inflows, along with the proceeds from bond calls and maturities, to fund new purchases. We capitalized on opportunities we saw in a number of sectors, including purchases of general obligation (GO), higher education and senior living bonds. Examples of specific credits purchased in the latter half of the reporting period included the University of Minnesota, the University of St. Thomas and a wide variety of school district GO bond names.

In late 2018, we had the opportunity to pursue several tax loss swaps, selling bonds with lower book yields and reinvesting the proceeds in debt offering higher yields. With this strategy, we were able to simultaneously improve the Fund’s income generation while also incurring tax losses we can apply to future capital gains. Other sales activity involved us paring our holdings in lower coupon bonds, which we saw as more vulnerable than higher coupon issues if yield were to rise.
Even though we were fairly active buyers and sellers this reporting period, the Fund’s overall allocations to credit and sectors remained largely intact. One exception, however, was the notable increase in the Fund’s exposure to AAA bonds (and decline in AA rated securities) in response to credit rating agency S&P’s upgrade of the State of Minnesota and the Minnesota School District Credit Enhancement Program.
Nuveen Minnesota Municipal Bond Fund
The Nuveen Minnesota Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2019.
Sector positioning modestly detracted from the Fund’s performance relative to this index. The Fund was underweighted in the nationally outperforming transportation sector, due partly to a lack of many port and toll road bonds in Minnesota. The Fund was overweighted in the higher education sector, which along with specific security selection was modestly beneficial during the reporting period. Our overweighting in pre-refunded and escrowed-to-maturity securities also slightly weighed on relative performance, as these high quality, lower yielding segments lagged the index, given that the market environment favored higher yielding bonds.
The Fund’s overweighting in the outperforming health care sector contributed to performance, as did security selection in the sector. Specifically, the Fund’s performance benefited from purchases of bonds of Fairview Health and Essentia Health bonds, major health care opportunities that along with Mayo Clinic, came to market late in 2018. These purchases, along with a more recent addition of St. Cloud CentraCare Health bonds (which came to market in March 2019), performed well since we added them to the portfolio. These purchases also led to a slight uptick in the Fund’s health care weighting for the reporting period.
Our yield curve positioning added significant value relative to the index, driven by our heavier exposure to longer duration (more interest rate sensitive) bonds. Longer-term municipal bonds tended to outperform shorter-dated issues, in which the Fund had a sizable underweighting, as interest rates declined during the second half of the reporting period.
The Fund also benefited from a somewhat greater exposure than the national index to lower coupon bonds, which outperformed. Our overweighting reflected the relative abundance of lower coupon securities in the Minnesota municipal market.
Credit quality positioning gave the Fund a minor advantage relative to the index. Our overweightings in lower investment grade and below investment grade bonds had a small positive effect on the Fund’s results relative to the national S&P index, as these securities slightly outpaced higher quality bonds.
The Fund saw significant and steady shareholder inflows since January 2019. These, coupled with the proceeds of bond calls and maturities, provided us with ample funds to actively make purchases during the second half of the reporting period.
Our management activity also consisted of periodic tax loss swapping. We sold several positions with lower yields and reinvested the proceeds in new bonds offering the higher yields prevailing in the marketplace. Besides improving the Fund’s income profile, these transactions allowed us to recognize tax losses that we will be able to apply against capital gains.
Another management strategy was to sell some lower coupon holdings. As rates rose in late 2018, we engaged in these transactions on a precautionary basis, as we felt these lower income bonds would be more vulnerable if rates were to move higher.
Even with our various purchases and sales throughout the reporting period, the Fund’s broad sector allocations remained essentially consistent. The Fund’s credit rating exposure mostly remained constant, with the exception being its larger exposure to securities rated AAA and smaller exposure to bonds rated AA. This shift reflected S&P’s credit upgrade of the State of Minnesota and the Minnesota School District Credit Enhancement Program.

Portfolio Managers’ Comments (continued)
Nuveen Nebraska Municipal Bond Fund
The Nuveen Nebraska Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2019.
This result largely reflected the underperformance of Nebraska municipal bonds relative to the national municipal market, as our naturally larger allocation to Nebraska debt put the Fund at a relative performance disadvantage, especially when it came to sector selection, our key detractor from relative performance. Specifically, the Fund had much larger exposure to public power bonds, which make up about 40% of the Nebraska municipal market, much more than in the national index. Although our overweight in public power bonds helped relative performance in the first half of the reporting period, this generally high quality sector trailed the index to a greater extent in the second half of the reporting period.
The Fund’s duration (interest rate sensitivity) and yield curve positioning, however, added value relative to the index. Specifically, the Fund benefited from its overweighting in bonds with effective durations of eight years and longer, which outpaced shorter-duration securities. Our underweighting in bonds with shorter durations (six years or less) also boosted relative performance, given these securities’ relative underperformance.
Credit quality positioning also contributed to our result. In particular, we had more exposure to securities with lower investment grade ratings. especially the A credit tier, which outperformed. An underweighting in the highest credit tier (AAA) also contributed, given these securities’ underperformance as investors tended to favor lower-rated, higher yielding bonds.
In making bond purchases this reporting period, we were more active than usual. The activity came largely in the second half of the reporting period, driven by significant shareholder inflows into the Fund. We steadily invested these proceeds, along with those of bond calls and maturities, throughout the reporting period, maintaining generally consistent duration and yield curve exposure, sector and ratings allocation.
Our purchase activity focused on longer-term securities (often ranging from 15 to 22 years) and occurred across the investment grade credit spectrum. On a sector basis, we generally favored bonds of public utilities, the dominant sector in the Nebraska municipal market, as well as local school district, electric, hospital and housing bonds.
Our bond sales generally focused on exchanging short maturity bonds offering comparatively low yields with longer-duration securities offering higher yields. We most often initiated these swaps toward the end of 2018, when yields on longer-term bonds were particularly high relative to yields on shorter-term securities. These swaps benefitted the Fund as they helped boost the Fund’s income and generated a capital loss we can apply against future capital gains.
Our sales activity was generally limited to selling securities from the Portfolio that had been purchased when yields were considerably lower to be replaced by similar structured double-tax exempt securities. These transactions offered two benefits, helping to boost the Fund’s income and generating a capital loss, which can apply against capital gains in the future. We also reduced the Fund’s exposure to pre-refunded debt with near term maturity dates. Pre-refunded securities are often secured by U.S. Government Securities, which generally maintain a AAA credit rating, therefore by selling these pre-refunded securities, the Funds exposure to AAA credit rating notably declined.
We also reduced the Fund’s exposure to pre-refunded debt with near-term maturity dates. With this strategy, we could manage the timing of cash coming into the Fund and also generate proceeds that we could invest in higher yielding securities. By selling pre-refunded bonds, the exposure to securities rated AAA notably declined.
Nuveen Oregon Intermediate Municipal Bond Fund
The Nuveen Oregon Intermediate Municipal Bond Fund underperformed the S&P Municipal Bond Intermediate Index for the twelve-month reporting period ended May 31, 2019.

Sector positioning modestly detracted from relative performance, due mainly to our choices within the health care sector. Fund holdings in this category tended to have less duration (interest rate sensitivity) than similar bonds in the index and therefore they lagged as longer duration health care securities outperformed.
The portfolio’s overall duration and yield curve positioning added value relative to the index. The Fund had more exposure than the index to bonds with effective durations of six years and longer, which we held for their comparatively high yields. Our overweighting in such securities proved advantageous, because longer duration bonds outpaced shorter-term securities as interest rates fell during the second half of the reporting period. A partially offsetting negative, however, was the Fund’s overweighting in securities with effective durations of two years and less, which underperformed most other maturity segments.
Credit quality positioning also contributed modestly to performance. Compared with the index, the Fund had more exposure to securities with lower investment grade credit ratings (especially BBB), reflecting our preference for higher yielding securities. We simultaneously had less exposure to the highest rated bonds (AAA). This approach was beneficial, given the relative outperformance of BBB rated bonds and underperformance of AAA rated securities.
During the reporting period, the Fund received significant shareholder inflows. We used these, and the proceeds from bond maturities, bond calls and some sales of holdings, to purchase new securities at a pace that was more active than usual. Our purchases spanned several sectors, including local school districts, health care, ports and airports. These purchases primarily consisted of bonds with effective durations of 10 years and longer.
Throughout the reporting period, we owned extremely short duration investments known as variable rate demand notes (VRDNs). We bought these securities to help boost the Fund’s income generation when certain market anomalies pushed VRDN yields to unusually high levels.
We sold bonds relatively infrequently, with most of our notable sales occurring in late 2018. At that time, we executed some tax-loss swaps, exchanging lower yielding bonds in the Fund for higher yielding securities with similar structural and risk characteristics. In doing so, we helped improve the Fund’s income generation capabilities while simultaneously incurring a capital loss that in the future we can apply against capital gains.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Minnesota Intermediate Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.15%	2.91%	3.93%
Class A Shares at maximum Offering Price	1.97%	2.29%	3.62%
S&P Municipal Bond Intermediate Index	6.40%	3.24%	4.35%
Lipper Other States Intermediate Municipal Debt Funds Classification Average	5.00%	2.20%	3.11%
Class I Shares	5.47%	3.12%	4.10%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	4.42%	2.11%	2.41%
Class C1 Shares	4.75%	2.45%	3.30%
Class C2 Shares	4.66%	2.36%	3.36%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.55%	3.00%	4.05%
Class A Shares at maximum Offering Price	2.35%	2.38%	3.73%
Class I Shares	5.77%	3.21%	4.22%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	4.83%	2.19%	2.44%
Class C1 Shares	5.14%	2.54%	3.31%
Class C2 Shares	5.06%	2.44%	3.37%
Since inception returns for Class C, Class C1 and Class C2 Shares are from 2/10/14, 10/28/09 and 1/18/11, respectively. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C, Class C1, and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C, Class C1, and C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Expense Ratios	0.81%	1.61%	1.26%	1.37%	0.61%

Effective Leverage Ratio as of May 31, 2019

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Minnesota Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.61%	3.75%	5.26%
Class A Shares at maximum Offering Price	1.15%	2.86%	4.81%
S&P Municipal Bond Index	6.06%	3.55%	4.73%
Lipper Minnesota Municipal Debt Funds Classification Average	5.07%	2.93%	3.94%
Class C1 Shares	5.14%	3.28%	4.77%
Class I Shares	5.84%	3.96%	5.46%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	4.77%	2.91%	3.57%
Class C2 Shares	5.01%	3.19%	4.90%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.97%	3.81%	5.48%
Class A Shares at maximum Offering Price	1.48%	2.92%	5.02%
Class C1 Shares	5.50%	3.34%	4.99%
Class I Shares	6.19%	4.02%	5.67%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	5.12%	2.97%	3.58%
Class C2 Shares	5.45%	3.24%	4.90%
Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 1/18/11, respectively. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C, Class C1, and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C, Class C1, and C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Expense Ratios	0.81%	1.61%	1.26%	1.36%	0.61%

Effective Leverage Ratio as of May 31, 2019

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Nebraska Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.94%	3.24%	4.29%
Class A Shares at maximum Offering Price	0.56%	2.35%	3.84%
S&P Municipal Bond Index	6.06%	3.55%	4.73%
Lipper Other States Municipal Debt Funds Classification Average	5.10%	2.84%	3.84%
Class C1 Shares	4.44%	2.78%	3.82%
Class I Shares	5.21%	3.45%	4.50%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	4.19%	2.42%	2.92%
Class C2 Shares	4.34%	2.68%	3.85%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.22%	3.33%	4.38%
Class A Shares at maximum Offering Price	0.82%	2.44%	3.93%
Class C1 Shares	4.82%	2.87%	3.93%
Class I Shares	5.39%	3.54%	4.60%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	4.38%	2.50%	2.92%
Class C2 Shares	4.62%	2.75%	3.84%
Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 1/18/11, respectively. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C, Class C1, and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C, Class C1, and C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Gross Expense Ratios	0.92%	1.72%	1.37%	1.47%	0.72%
Net Expense Ratios	0.88%	1.68%	1.33%	1.43%	0.68%
The Fund's investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.70% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.
Effective Leverage Ratio as of May 31, 2019

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Oregon Intermediate Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.33%	2.51%	3.31%
Class A Shares at maximum Offering Price	2.19%	1.89%	2.99%
S&P Municipal Bond Intermediate Index	6.40%	3.24%	4.35%
Lipper Other States Intermediate Municipal Debt Funds Classification Average	5.00%	2.20%	3.11%
Class I Shares	5.51%	2.73%	3.50%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	4.49%	1.69%	1.95%
Class C2 Shares	4.72%	1.94%	2.86%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.53%	2.60%	3.44%
Class A Shares at maximum Offering Price	2.38%	1.97%	3.12%
Class I Shares	5.81%	2.79%	3.63%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	4.79%	1.77%	2.00%
Class C2 Shares	4.92%	2.03%	2.87%
Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 1/18/11, respectively. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.82%	1.62%	1.37%	0.62%

Effective Leverage Ratio as of May 31, 2019

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Yields    as of May 31, 2019
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7  –  Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Minnesota Intermediate Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C1	Class C2	Class I
Dividend Yield	2.66%	1.96%	2.28%	2.18%	2.93%
SEC 30-Day Yield	1.67%	0.93%	1.28%	1.18%	1.92%
Taxable-Equivalent Yield (31.9%)[2]	2.45%	1.37%	1.88%	1.73%	2.82%
Nuveen Minnesota Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C1	Class C2	Class I
Dividend Yield	2.86%	2.18%	2.54%	2.43%	3.20%
SEC 30-Day Yield	1.96%	1.25%	1.60%	1.50%	2.24%
Taxable-Equivalent Yield (31.8%)[2]	2.87%	1.83%	2.35%	2.20%	3.29%

Nuveen Nebraska Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C1	Class C2	Class I
Dividend Yield	2.51%	1.84%	2.19%	2.06%	2.78%
SEC 30-Day Yield - Subsidized	1.61%	0.89%	1.24%	1.14%	1.88%
SEC 30-Day Yield - Unsubsidized	1.60%	0.88%	1.23%	1.13%	1.87%
Taxable-Equivalent Yield - Subsidized (30.5%)[2]	2.32%	1.28%	1.78%	1.64%	2.71%
Taxable-Equivalent Yield - Unsubsidized (30.5%)[2]	2.30%	1.27%	1.77%	1.63%	2.69%
Nuveen Oregon Intermediate Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.96%	1.22%	1.45%	2.19%
SEC 30-Day Yield	1.13%	0.37%	0.62%	1.36%
Taxable-Equivalent Yield (33.9%)[2]	1.71%	0.56%	0.94%	2.06%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

Holding Summaries    as of May 31, 2019
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Minnesota Intermediate Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.1%
Short-Term Municipal Bonds	0.7%
Other Assets Less Liabilities	1.2%
Net Assets	100%

States and Territories (% of total municipal bonds)
Minnesota	99.4%
Guam	0.6%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	22.5%
Education and Civic Organizations	20.3%
Health Care	16.0%
Long-Term Care	10.8%
Utilities	10.8%
U.S. Guaranteed	6.3%
Tax Obligation/Limited	6.2%
Other	7.1%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	6.3%
AAA	10.9%
AA	31.8%
A	23.9%
BBB	6.1%
BB or Lower	4.2%
N/R (not rated)	16.8%
Total	100%

Nuveen Minnesota Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	96.9%
Short-Term Municipal Bonds	2.7%
Other Assets Less Liabilities	0.4%
Net Assets	100%

States and Territories (% of total municipal bonds)
Minnesota	99.0%
Hawaii	0.6%
Guam	0.4%
Total	100%
Portfolio Composition (% of total investments)
Health Care	21.1%
Tax Obligation/General	19.9%
Education and Civic Organizations	16.3%
Utilities	13.1%
Long-Term Care	9.3%
U.S. Guaranteed	7.9%
Tax Obligation/Limited	5.4%
Other	7.0%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	7.8%
AAA	9.1%
AA	29.3%
A	27.0%
BBB	7.6%
BB or Lower	5.6%
N/R (not rated)	13.6%
Total	100%

Holding Summaries    as of May 31, 2019 (continued)
Nuveen Nebraska Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	97.5%
Other Assets Less Liabilities	2.5%
Net Assets	100%

States and Territories (% of total municipal bonds)
Nebraska	90.9%
Guam	4.6%
Colorado	1.3%
Puerto Rico	0.7%
Ohio	0.6%
Wisconsin	0.3%
California	0.3%
Total	100%
Portfolio Composition (% of total investments)
Utilities	23.8%
Tax Obligation/General	22.9%
Health Care	13.8%
Education and Civic Organizations	9.8%
Tax Obligation/Limited	6.7%
Long-Term Care	6.1%
Water and Sewer	5.4%
Transportation	5.3%
Other	6.2%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	1.6%
AAA	3.5%
AA	55.0%
A	33.2%
BBB	4.7%
BB or Lower	1.3%
N/R (not rated)	0.7%
Total	100%

Nuveen Oregon Intermediate Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.7%
Short-Term Municipal Bonds	0.6%
Other Assets Less Liabilities	0.7%
Net Assets	100%

States and Territories (% of total municipal bonds)
Oregon	96.9%
Guam	3.1%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	44.7%
Health Care	15.6%
Tax Obligation/Limited	12.0%
Water and Sewer	7.2%
Education and Civic Organizations	4.9%
Other	15.6%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	4.2%
AAA	9.8%
AA	59.8%
A	15.1%
BBB	6.4%
BB or Lower	1.3%
N/R (not rated)	3.4%
Total	100%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended May 31, 2019.
The beginning of the period is December 1, 2018.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Minnesota Intermediate Municipal Bond Fund
	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,051.10	$1,047.10	$1,049.50	$1,048.20	$1,052.30
Expenses Incurred During the Period	$ 4.14	$ 8.22	$ 6.44	$ 6.94	$ 3.12
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.89	$1,016.90	$1,018.65	$1,018.15	$1,021.89
Expenses Incurred During the Period	$ 4.08	$ 8.10	$ 6.34	$ 6.84	$ 3.07
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.26%, 1.36% and 0.61% for Classes A, C, C1, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Minnesota Municipal Bond Fund
	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,060.10	$1,056.00	$1,057.90	$1,057.10	$1,061.30
Expenses Incurred During the Period	$ 4.16	$ 8.25	$ 6.46	$ 6.97	$ 3.13
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.89	$1,016.90	$1,018.65	$1,018.15	$1,021.89
Expenses Incurred During the Period	$ 4.08	$ 8.10	$ 6.34	$ 6.84	$ 3.07
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.26%, 1.36% and 0.61% for Classes A, C, C1, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Nebraska Municipal Bond Fund
	Share Class
	Class A	Class C	Class C1	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,052.70	$1,048.60	$1,050.40	$1,049.70	$1,054.50
Expenses Incurred During the Period	$ 4.50	$ 8.58	$ 6.85	$ 7.31	$ 3.48
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.54	$1,016.55	$1,018.25	$1,017.80	$1,021.54
Expenses Incurred During the Period	$ 4.43	$ 8.45	$ 6.74	$ 7.19	$ 3.43
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.88%, 1.68%, 1.34%, 1.43% and 0.68% for Classes A, C, C1, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Oregon Intermediate Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,050.70	$1,045.60	$1,046.70	$1,051.50
Expenses Incurred During the Period	$ 4.19	$ 8.26	$ 6.99	$ 3.17
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.84	$1,016.85	$1,018.10	$1,021.84
Expenses Incurred During the Period	$ 4.13	$ 8.15	$ 6.89	$ 3.13
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.62%, 1.37% and 0.62% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Nuveen Investment Funds, Inc. and Shareholders of Nuveen Minnesota Intermediate Municipal Bond Fund, Nuveen Minnesota Municipal Bond Fund, Nuveen Nebraska Municipal Bond Fund and Nuveen Oregon Intermediate Municipal Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Minnesota Intermediate Municipal Bond Fund, Nuveen Minnesota Municipal Bond Fund, Nuveen Nebraska Municipal Bond Fund and Nuveen Oregon Intermediate Municipal Bond Fund (four of the funds constituting Nuveen Investment Funds, Inc., hereafter collectively referred to as the "Funds") as of May 31, 2019, the related statements of operations for the year ended May 31, 2019, the statements of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2019 and each of the financial highlights for each of the five years in the period ended May 31, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
July 26, 2019
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Minnesota Intermediate Municipal Bond Fund
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.1%
	MUNICIPAL BONDS – 98.1%
	Education and Civic Organizations – 19.4%
	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A:
$ 425	3.000%, 8/01/23	No Opt. Call	BB+	$426,147
720	3.500%, 8/01/25	No Opt. Call	BB+	737,230
130	4.000%, 8/01/28	8/26 at 100.00	BB+	135,418
	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
100	5.000%, 7/01/31	7/24 at 102.00	N/R	106,518
1,000	5.000%, 7/01/36	7/24 at 102.00	N/R	1,052,870
210	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Series 2012A, 5.000%, 12/01/27	12/20 at 102.00	BBB-	221,336
	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A:
190	5.000%, 7/01/30	7/25 at 100.00	BB+	206,336
710	5.250%, 7/01/37	7/25 at 100.00	BB+	767,361
	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2016A:
200	4.000%, 7/01/22	No Opt. Call	BB+	207,200
465	4.000%, 7/01/23	No Opt. Call	BB+	485,795
300	4.000%, 7/01/24	No Opt. Call	BB+	315,174
135	4.000%, 7/01/25	No Opt. Call	BB+	142,444
130	4.000%, 7/01/26	7/25 at 100.00	BB+	136,504
300	4.000%, 7/01/27	7/25 at 100.00	BB+	313,317
370	4.000%, 7/01/28	7/25 at 100.00	BB+	383,524
250	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Seven Hills Preparatory Academy Project, Series 2017A, 4.375%, 10/01/27	10/24 at 100.00	N/R	256,618
645	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A, 5.500%, 8/01/36	8/22 at 102.00	BB+	683,990
	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A:
1,010	4.500%, 7/01/26	No Opt. Call	N/R	1,018,494
40	5.000%, 7/01/36	7/26 at 100.00	N/R	40,570
1,820	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 4.000%, 11/01/26	No Opt. Call	BB	1,884,901

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project, Series 2016A:
$ 1,000	4.750%, 7/01/31	7/26 at 100.00	N/R	$1,025,940
500	5.000%, 7/01/36	7/26 at 100.00	N/R	514,070
1,350	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A, 5.000%, 7/01/31	7/24 at 102.00	N/R	1,429,879
1,405	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A, 5.000%, 12/01/32, 144A	12/27 at 100.00	N/R	1,449,623
1,330	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	BB+	1,452,041
	Minneapolis, Minnesota, Revenue Bonds, Blake School Project, Refunding Series 2010:
550	4.000%, 9/01/19	No Opt. Call	A2	553,316
315	4.000%, 9/01/21	9/20 at 100.00	A2	323,417
1,040	Minneapolis, Minnesota, Revenue Bonds, University Gateway Project, Refunding Series 2015, 4.000%, 12/01/28	12/24 at 100.00	Aa1	1,161,035
500	Minneapolis, Minnesota, Revenue Bonds, YMCA of Greater Twin Cities Project, Series 2016, 3.000%, 6/01/21	No Opt. Call	A3	512,785
630	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Refunding Series 2010-7-G, 4.000%, 10/01/21	6/19 at 100.00	Baa3	630,561
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2017:
2,800	5.000%, 5/01/32	5/27 at 100.00	BBB-	3,206,420
405	5.000%, 5/01/37	5/27 at 100.00	BBB-	457,079
1,600	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College, Refunding Series 2017, 4.000%, 3/01/33	3/27 at 100.00	Aa2	1,792,400
150	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St Scholastica, Inc, Series 2011-7J, 6.000%, 12/01/28	12/19 at 100.00	Baa2	153,080
	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St Scholastica, Inc, Series 2012-7R:
200	4.000%, 12/01/20	No Opt. Call	Baa2	206,046
310	3.375%, 12/01/22	No Opt. Call	Baa2	319,331
750	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St Scholastica, Series 20107H, 5.125%, 12/01/30	12/19 at 100.00	Baa2	761,602
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2013-7W:
350	4.000%, 10/01/21	No Opt. Call	A3	368,820
250	5.000%, 10/01/22	No Opt. Call	A3	276,668
500	5.000%, 10/01/23	No Opt. Call	A3	567,335
990	4.250%, 10/01/28	10/23 at 100.00	A3	1,081,664
1,250	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Series 201528J, 3.250%, 3/01/29	3/25 at 100.00	Aa3	1,321,325
1,235	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Refunding Series 2018A, 5.000%, 10/01/31	10/28 at 100.00	Baa1	1,468,403

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 700	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint John's University, Series 2015-8I, 3.375%, 10/01/30	10/25 at 100.00	A2	$742,623
1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Olaf College, Series 2015-8-G, 5.000%, 12/01/28	12/25 at 100.00	A1	1,189,850
	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2013-7U:
2,000	4.000%, 4/01/25	4/23 at 100.00	A2	2,173,620
775	4.000%, 4/01/26	4/23 at 100.00	A2	839,743
300	4.000%, 4/01/27	4/23 at 100.00	A2	323,823
	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2017A:
750	4.000%, 10/01/34	10/27 at 100.00	A2	827,932
525	4.000%, 10/01/35	10/27 at 100.00	A2	578,534
450	4.000%, 10/01/36	10/27 at 100.00	A2	494,338
	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2019:
300	5.000%, 10/01/27	No Opt. Call	A2	371,694
1,000	4.000%, 10/01/31	10/29 at 100.00	A2	1,151,050
705	Minnesota Office of Higher Education, Supplemental Student Loan Program Revenue Bonds, Senior Series 2018, 5.000%, 11/01/26 (AMT)	No Opt. Call	AA	835,566
	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2009A:
985	4.000%, 10/01/22	10/19 at 100.00	AA-	993,392
1,755	4.000%, 10/01/23	10/19 at 100.00	AA-	1,769,988
	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2011A:
1,515	4.250%, 10/01/24	10/21 at 100.00	AA-	1,607,915
880	4.375%, 10/01/25	10/21 at 100.00	AA-	935,642
905	4.500%, 10/01/26	10/21 at 100.00	AA-	965,173
1,185	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2015A, 3.000%, 10/01/26	4/25 at 100.00	AA-	1,269,016
	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2016:
980	4.000%, 12/01/30	12/25 at 100.00	Baa1	1,033,439
1,060	4.000%, 12/01/32	12/25 at 100.00	Baa1	1,106,481
935	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	BB	978,309
560	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A, 5.000%, 12/01/26	12/21 at 100.00	BBB-	584,231
680	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck Saint Mary's School Project, Series 2015, 5.000%, 8/01/22, 144A	No Opt. Call	BB+	715,557
70	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 5.000%, 4/01/36	4/26 at 100.00	N/R	42,609
480	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Great River School Project, Series 2017A, 5.500%, 7/01/38, 144A	7/27 at 100.00	N/R	514,531

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 2,005	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Series 2016A, 5.250%, 9/01/31	9/26 at 100.00	BB+	$2,196,718
200	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Metro Deaf School Project, Series 2018A, 5.000%, 6/15/38, 144A	6/25 at 100.00	N/R	206,400
465	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 5.700%, 9/01/21	No Opt. Call	BBB-	483,558
885	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities Academy Project, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	BB	936,693
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A:
225	4.000%, 7/01/23	No Opt. Call	BB+	228,713
700	5.000%, 7/01/33	7/23 at 100.00	BB+	734,923
260	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A, 4.000%, 3/01/28	3/23 at 100.00	BB+	259,987
2,395	Saint Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Minnesota Public Radio Project, Refunding Series 2010, 5.000%, 12/01/25	12/20 at 100.00	A2	2,502,440
2,770	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 5.000%, 10/01/36	10/26 at 100.00	N/R	2,735,043
	University of Minnesota, General Obligation Bonds, Series 2014B:
1,000	4.000%, 1/01/31	1/24 at 100.00	Aa1	1,090,940
1,000	4.000%, 1/01/32	1/24 at 100.00	Aa1	1,085,370
1,000	4.000%, 1/01/34	1/24 at 100.00	Aa1	1,079,460
	University of Minnesota, General Obligation Bonds, Series 2019A:
1,310	5.000%, 4/01/29	No Opt. Call	Aa1	1,696,398
1,890	5.000%, 4/01/30	4/29 at 100.00	Aa1	2,426,250
	Winona Port Authority, Minnesota, Charter School Lease Revenue Bonds, Bluffview Montessori School Project, Refunding Series 2016:
205	3.750%, 6/01/26	6/24 at 100.00	N/R	199,945
10	4.500%, 6/01/36	6/24 at 100.00	N/R	9,848
65,375	Total Education and Civic Organizations			70,472,329
	Health Care – 15.8%
3,370	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Refunding Series 2016, 4.000%, 3/01/29	3/26 at 100.00	N/R	3,632,489
	City of Plato, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2017:
1,140	4.000%, 4/01/29	4/27 at 100.00	BBB	1,265,662
1,040	4.000%, 4/01/32	4/27 at 100.00	BBB	1,131,104
1,150	Crookston, Minnesota, Health Care Facilities Revenue Bonds, RiverView Health Project, Refunding Series 2017A, 4.000%, 5/01/32	5/25 at 100.00	N/R	1,178,462
45	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A, 5.000%, 2/15/33	2/28 at 100.00	A-	53,380

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013:
$ 100	4.000%, 4/01/21	No Opt. Call	BBB	$103,642
660	4.000%, 4/01/25	4/22 at 100.00	BBB	691,271
400	4.000%, 4/01/26	4/22 at 100.00	BBB	418,120
2,000	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial Health Care, Series 2015, 5.000%, 9/01/28	9/25 at 100.00	Baa1	2,296,300
	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care, Series 2017:
495	5.000%, 5/01/31	5/27 at 100.00	Baa1	586,352
405	5.000%, 5/01/32	5/27 at 100.00	Baa1	476,867
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2015A:
1,010	5.000%, 11/15/28	11/25 at 100.00	A+	1,194,850
1,000	5.000%, 11/15/29	11/25 at 100.00	A+	1,176,140
1,000	5.000%, 11/15/30	11/25 at 100.00	A+	1,171,120
2,000	5.000%, 11/15/32	11/25 at 100.00	A+	2,325,240
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2018A:
2,765	5.000%, 11/15/35	11/28 at 100.00	A+	3,347,779
2,000	5.000%, 11/15/36	11/28 at 100.00	A+	2,411,360
1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children's Health Care, Series 2010A, 5.250%, 8/15/25	8/20 at 100.00	AA-	1,041,360
500	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care System Revenue Bonds, Allina Health System, Refunding Series 2017A, 5.000%, 11/15/29	5/27 at 100.00	AA-	611,040
1,085	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Refunding Series 2008C-1, 5.500%, 2/15/25 – AGC Insured	2/20 at 100.00	AA	1,114,653
	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Refunding Series 2013A:
275	4.000%, 12/01/25	12/20 at 100.00	N/R	279,304
250	4.050%, 12/01/26	12/20 at 100.00	N/R	253,385
250	4.150%, 12/01/27	12/20 at 100.00	N/R	253,168
750	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Series 2013C, 5.400%, 12/01/33	12/20 at 100.00	N/R	769,530
	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding Series 2016B:
2,300	5.000%, 11/15/29	No Opt. Call	AA	2,985,975
1,000	5.000%, 11/15/33	No Opt. Call	AA	1,340,600
1,175	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011, 4.500%, 11/15/38 (Mandatory Put 11/15/21)	No Opt. Call	N/R	1,258,672
475	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2010, 5.125%, 7/01/20	No Opt. Call	A	485,108

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013:
$ 940	3.000%, 7/01/25	7/23 at 100.00	A	$958,697
515	3.250%, 7/01/26	7/23 at 100.00	A	526,387
80	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 4.250%, 5/01/21	5/20 at 100.00	AA-	81,962
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2015A:
3,225	5.000%, 7/01/28	7/25 at 100.00	A+	3,773,024
1,490	5.000%, 7/01/30	7/25 at 100.00	A+	1,724,824
4,500	5.000%, 7/01/32	7/25 at 100.00	A+	5,138,820
1,155	4.000%, 7/01/35	7/25 at 100.00	A+	1,235,411
1,540	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24	11/19 at 100.00	AA-	1,563,855
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Fairview Health Services, Series 2017A:
1,000	5.000%, 11/15/34	11/27 at 100.00	A+	1,197,800
1,745	4.000%, 11/15/35	11/27 at 100.00	A+	1,910,723
625	4.000%, 11/15/36	11/27 at 100.00	A+	681,675
1,305	4.000%, 11/15/37	11/27 at 100.00	A+	1,416,995
	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Refunding Series 2014:
1,200	5.000%, 9/01/27	9/24 at 100.00	A	1,373,100
1,140	5.000%, 9/01/29	9/24 at 100.00	A	1,297,844
	Winona, Minnesota, Health Care Facilities Revenue Bonds, Winona Health Obligated Group, Refunding Series 2012:
485	4.500%, 7/01/24	7/21 at 100.00	BBB	502,290
260	5.000%, 7/01/34	7/21 at 100.00	BBB	269,732
50,845	Total Health Care			57,506,072
	Housing/Multifamily – 0.1%
500	Anoka Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, Woodland Park Apartments Project, Series 2011A, 5.000%, 4/01/27	7/19 at 100.00	Aaa	501,025
	Housing/Single Family – 1.4%
500	Dakota County Community Development Agency, Minnesota, Single Family Mortgage Revenue Bonds, Mortgage Backed Securities Program, Series 2011A, 4.400%, 12/01/26	12/20 at 100.00	AA+	509,100
415	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D, 4.375%, 7/01/26	7/21 at 100.00	Aaa	420,241
350	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2012A, 3.750%, 7/01/22 (AMT)	1/22 at 100.00	AA+	360,644
105	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2012C, 3.750%, 1/01/22 (AMT)	No Opt. Call	AA+	108,449
220	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2014C, 3.100%, 7/01/26	7/24 at 100.00	AA+	223,722

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$ 145	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2015F, 3.300%, 7/01/29	7/25 at 100.00	AA+	$152,301
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A:
50	1.750%, 7/01/21 (AMT)	No Opt. Call	AA+	49,798
575	3.200%, 7/01/30 (AMT)	1/27 at 100.00	AA+	579,485
465	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017D, 3.300%, 1/01/30 (AMT)	1/27 at 100.00	AA+	481,126
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2018A:
795	3.500%, 7/01/28 (AMT)	7/27 at 100.00	AA+	840,625
600	3.625%, 7/01/32 (AMT)	7/27 at 100.00	AA+	628,950
500	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2019B, 3.300%, 7/01/33	7/28 at 100.00	AA+	520,730
4,720	Total Housing/Single Family			4,875,171
	Industrials – 0.7%
1,000	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2013-1, 4.000%, 6/01/28	6/21 at 100.00	A+	1,042,700
1,380	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2010-2A, 4.625%, 12/01/20	No Opt. Call	A+	1,423,015
2,380	Total Industrials			2,465,715
	Long-Term Care – 10.7%
1,000	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014, 5.000%, 11/01/25	11/24 at 100.00	Baa1	1,125,360
565	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011, 4.550%, 11/01/26	11/19 at 100.00	Baa1	570,305
815	Chisago City, Minnesota, Housing and Health Care Revenue Bonds, CDL Homes, LLC Project, Series 2013B, 6.000%, 8/01/33	8/23 at 100.00	N/R	890,200
1,110	City of Minneapolis, Minnesota, Senior Housing and Healthcare Facilities Revenue Bonds, Walker Minneapolis Campus Project, Series 2015, 4.625%, 11/15/31	11/22 at 100.00	N/R	1,115,062
325	City of Vergas, Minnesota, Housing and Health Care Revenue Bonds, CDL Homes, LLC Project, Refunding Series 2016, 4.000%, 8/01/31	8/24 at 100.00	N/R	330,597
235	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc, Refunding Series 2017, 4.450%, 3/01/31	3/22 at 101.00	N/R	241,343
200	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc, Refunding Series 2018, 4.500%, 9/01/33	9/23 at 100.00	N/R	205,916
	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc, Refunding Series 2015:
1,000	4.600%, 1/01/27	1/23 at 100.00	N/R	1,017,440
500	5.000%, 1/01/34	1/23 at 100.00	N/R	503,720
	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A:
2,385	3.875%, 8/01/29, 144A	8/22 at 100.00	N/R	2,415,719
1,100	5.000%, 8/01/36, 144A	8/22 at 100.00	N/R	1,145,199

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 500	Dennison, Minnesota, Senior Housing Revenue Bonds, Villages of Lonsdale, LLC Project, Series 2019, 4.200%, 5/01/35	5/24 at 101.00	N/R	$506,250
1,435	Lake Crystal, Minnesota, Housing and Health Care Revenue Bonds, Ecumen Second Century & Owatonna Senior Living Project, Refunding Series 2014A, 4.500%, 9/01/44 (Mandatory Put 9/01/24)	7/19 at 100.00	N/R	1,437,124
	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012:
1,400	5.000%, 11/15/24	11/22 at 100.00	N/R	1,460,214
1,650	4.750%, 11/15/28	11/22 at 100.00	N/R	1,668,249
	Minneapolis, Minnesota, Senior Housing and Healthcare Revenue Bonds, Ecumen Abiitan Mill City Project, Series 2015:
425	4.750%, 11/01/28	5/23 at 100.00	N/R	441,872
750	5.250%, 11/01/45	5/23 at 100.00	N/R	780,000
	Rochester, Minnesota, Health Care and Housing Revenue Bonds, Samaritan Bethany, Inc Project, Refunding Series 2017A:
775	3.875%, 8/01/26	8/25 at 100.00	N/R	807,527
805	4.000%, 8/01/27	8/25 at 100.00	N/R	843,004
2,000	4.000%, 8/01/30	8/25 at 100.00	N/R	2,070,600
1,000	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview Home Project, Series 2016B, 4.350%, 6/01/36	6/26 at 100.00	N/R	1,030,390
2,760	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Series 2013, 5.000%, 5/01/33	5/23 at 100.00	N/R	2,842,745
800	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 4.000%, 11/01/22	11/20 at 100.00	N/R	804,448
	Saint Paul Park, Minnesota, Health Facilities Revenue Bonds, Presbyterian Homes Interlude Transitional Care Projects, Refunding Series 2018:
510	4.200%, 5/01/33	5/23 at 102.00	N/R	525,320
1,940	4.750%, 5/01/38	5/23 at 102.00	N/R	2,033,508
	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017:
500	3.250%, 9/01/26	9/24 at 100.00	N/R	516,315
550	3.700%, 9/01/28	9/24 at 100.00	N/R	575,327
350	3.800%, 9/01/29	9/24 at 100.00	N/R	366,768
565	3.900%, 9/01/30	9/24 at 100.00	N/R	592,832
420	4.125%, 9/01/34	9/24 at 100.00	N/R	439,832
2,000	Saint Paul Port Authority, Minnesota, Revenue Bonds, Amherst H Wilder Foundation Project, Series 2010-3, 5.000%, 12/01/24	12/20 at 100.00	Baa2	2,051,000
1,020	Sartell, Minnesota, Health Care and Housing Facilities Revenue Bonds, Country Manor Campus LLC Project, Series 2012A, 5.250%, 9/01/27	9/22 at 100.00	N/R	1,108,771
1,590	Sartell, Minnesota, Health Care Facilities Revenue Bonds, Country Manor Campus LLC Project, Refunding Series 2017, 5.000%, 9/01/27	No Opt. Call	N/R	1,852,143

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013:
$ 180	5.000%, 1/01/21	No Opt. Call	N/R	$185,803
2,395	5.125%, 1/01/39	1/23 at 100.00	N/R	2,462,156
	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
625	5.100%, 5/01/24 – AGM Insured	7/19 at 102.00	N/R	639,212
310	5.300%, 5/01/27	7/19 at 102.00	N/R	316,994
500	5.300%, 11/01/27	7/19 at 102.00	N/R	511,280
515	5.500%, 11/01/32	7/19 at 102.00	N/R	526,191
37,505	Total Long-Term Care			38,956,736
	Tax Obligation/General – 22.3%
2,000	Alexandria Independent School District 206, Douglas County, Minnesota, General Obligation Bonds, Refunding School Building Series 2017A, 5.000%, 2/01/30	2/28 at 100.00	Aa2	2,497,080
1,405	Benson Independent School District 777, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/32	2/27 at 100.00	AAA	1,560,351
2,290	Bloomington Independent School District 271, Hennepin County, Minnesota, General Obligation Bonds, Facilities Maintenance, Series 2019A, 3.000%, 2/01/32	2/27 at 100.00	AAA	2,362,868
	Brainerd Independent School District 181, Crow Wing County, Minnesota, General Obligation Bonds, School Building Series 2018A:
3,280	4.000%, 2/01/30	2/27 at 100.00	AAA	3,764,620
1,000	4.000%, 2/01/33	2/27 at 100.00	AAA	1,118,570
	Brooklyn Center Independent School District 286, Minnesota, General Obligation Bonds, Series 2018A:
2,145	4.000%, 2/01/35	2/27 at 100.00	Aa2	2,349,354
1,720	4.000%, 2/01/37	2/27 at 100.00	Aa2	1,866,578
2,000	Buffalo, Minnesota, Water and Sewer Revenue Bonds, Refunding Series 2014A, 4.000%, 11/01/28 – BAM Insured	11/23 at 100.00	AA	2,177,640
1,000	Cloquet Independent School District 94, Carlton and Sant Louis Counties, Minnesota, General Obligation Bonds, School Building Series 2015B, 4.000%, 2/01/36	2/25 at 100.00	Aa2	1,070,920
1,055	Dawson-Boyd Independent School District 378, Yellow Medicine County, Minnesota, General Obligation Bonds, School Building Series 2019A, 4.000%, 2/01/30	2/28 at 100.00	AAA	1,220,487
1,250	Detroit Lakes Independent School District 22, Becker and Otter Tail Counties, Minnesota, General Obligation Bonds, School Building Series 2019A, 4.000%, 2/01/30	2/27 at 100.00	AAA	1,419,425
3,150	Elk River Independent School District 728, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2019A, 4.000%, 2/01/31	2/27 at 100.00	Aa2	3,549,703
	Fridley Independent School District 14, Anoka County, Minnesota, General Obligation Bonds, Alternative Facility, Series 2016B:
2,620	5.000%, 2/01/27	2/26 at 100.00	Aa2	3,161,737
1,075	4.000%, 2/01/28	2/26 at 100.00	Aa2	1,211,901
665	Goodhue County, Minnesota, General Obligation Bonds, Capital Improvement Plan, Series 2015A, 3.000%, 2/01/27	2/23 at 100.00	Aa2	690,204
1,485	Goodhue Independent School District 253, Minnesota, General Obligation Bonds, School Building Series 2019A, 4.000%, 2/01/30	2/28 at 100.00	AAA	1,710,289

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 460	Greenway Independent School District 316, Itasca County, Minnesota, General Obligation Bonds, Refunding Alternate Facilities Series 2019D, 5.000%, 2/01/26	No Opt. Call	AAA	$553,044
500	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/42	2/27 at 100.00	AAA	541,960
	Jordan Independent School District 717, Scott County, Minnesota, General Obligation Bonds, School Building Series 2014A:
1,000	4.000%, 2/01/26	2/23 at 100.00	Aa2	1,081,740
1,275	4.000%, 2/01/27	2/23 at 100.00	Aa2	1,376,120
2,595	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Long-Term Facilities Maintenance Series 2017B, 4.000%, 2/01/32	2/28 at 100.00	AAA	2,954,823
	Minneapolis, Minnesota, General Obligation Bonds, Improvement & Various Purpose Series 2018:
1,480	4.000%, 12/01/33	12/26 at 100.00	AAA	1,666,169
500	4.000%, 12/01/35	12/26 at 100.00	AAA	558,010
1,000	Minnesota State, General Obligation Bonds, Various Purpose Refunding Series 2013F, 4.000%, 10/01/25	10/23 at 100.00	AAA	1,105,040
2,000	Minnesota State, General Obligation Bonds, Various Purpose Series 2013A, 5.000%, 8/01/25	8/23 at 100.00	AAA	2,286,280
2,000	Minnesota State, General Obligation Bonds, Various Purpose Series 2013D, 3.500%, 10/01/28	10/23 at 100.00	AAA	2,135,340
	Minnetonka Independent School District 276, Hennepin County, Minnesota, General Obligation Bonds, Refunding Series 2013H:
525	4.000%, 2/01/25	2/23 at 100.00	Aaa	572,198
600	4.000%, 2/01/26	2/23 at 100.00	Aaa	653,502
500	Montgomery Independent School District 2905, Minnesota, General Obligation School Building Bonds, Series 2018A, 4.000%, 2/01/34	2/25 at 100.00	Aa2	540,695
1,475	Moose Lake Independent School District 97, Carlton and Pine Counties, Minnesota, General Obligation Bonds, School Building Series 2015A, 4.000%, 2/01/30	2/25 at 100.00	Aa2	1,634,035
2,050	North Branch Independent School District 138, Chisago County, Minnesota, General Obligation Bonds, School Building Series 2017A, 4.000%, 2/01/30	2/27 at 100.00	AAA	2,338,763
850	North Saint Paul Maplewood Oakdale Independent School District 622, Ramsey County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018A, 3.375%, 2/01/35	2/27 at 100.00	Aa2	878,790
	Northland Independent School District 118, Minnesota, General Obligation Bonds, Series 2016A:
560	3.000%, 2/01/27	2/24 at 100.00	Aa2	587,283
1,185	3.000%, 2/01/29	2/24 at 100.00	Aa2	1,235,280
1,500	Osseo Independent School District 279 Hennepin County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018B, 4.000%, 2/01/34	2/27 at 100.00	Aa1	1,672,470
620	Otter Tail County, Minnesota, General Obligation Bonds, Disposal System - Prairie Lakes Municipal Authority, Series 2011, 4.750%, 5/01/27 (AMT)	5/21 at 100.00	AAA	656,096
1,035	Perham Independent School District 549, Minnesota, General Obligation Bonds, Series 2016A, 3.000%, 2/01/30	2/24 at 100.00	Aa2	1,066,992
880	Plainview-Elgin-Millville Independent School District 2899, Minnesota, General Obligation Bonds, School Building Series 2019A, 4.000%, 2/01/32	2/28 at 100.00	AAA	999,794

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,250	Robbinsdale Independent School District 281, Hennepin County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018A, 3.000%, 2/01/30	8/26 at 100.00	Aa2	$1,289,363
2,400	Roseville Independent School District 623, Ramsey County, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/35	2/27 at 100.00	Aa2	2,639,136
2,500	Roseville Independent School District 623, Ramsey County, Minnesota, General Obligation Bonds, Series 1994, 4.000%, 2/01/37	2/27 at 100.00	Aa2	2,731,100
1,100	Saint Cloud Independent School District 742, Stearns County, Minnesota, General Obligation Bonds, Series 2015A, 4.000%, 2/01/30	2/25 at 100.00	Aa2	1,221,715
575	Saint Francis Independent School District 15, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/34	2/23 at 100.00	Aa2	607,430
600	Saint Louis County Independent School District 2142, Minnesota, General Obligation Bonds, Refunding School Building Series 2014A, 3.500%, 2/01/23	2/22 at 100.00	AAA	627,258
1,225	Saint Michael Independent School District 885, Wright County, Minnesota, General Obligation Bonds, School Building Series 2017A, 3.200%, 2/01/32	2/26 at 100.00	Aa2	1,282,649
1,240	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Alternate Facilities Series 2014A, 3.500%, 2/01/27	2/24 at 100.00	Aa2	1,323,923
1,330	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018A, 4.000%, 2/01/31	2/27 at 100.00	Aa2	1,493,776
2,000	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, School Building Series 2016A, 4.000%, 2/01/29	2/26 at 100.00	Aa2	2,254,800
915	Southland Independent School District 500, Minnesota, General Obligation Bonds, School Building Series 2019A, 4.000%, 2/01/31	2/27 at 100.00	AAA	1,031,104
1,475	Spring Lake Independent School District 16, Anoka County, Minnesota, General Obligation Bonds, Refunding Series 2015A, 3.000%, 2/01/26	2/25 at 100.00	Aa2	1,575,020
2,000	Stillwater Independent School District 834, Washington County, Minnesota, General Obligation Bonds, School Building Series 2015A, 4.000%, 2/01/28	2/24 at 100.00	Aa2	2,196,580
2,000	Tracy, Lyon County, Minnesota, General Obligation Bonds, Temporary Series 2019A, 1.750%, 5/01/22	5/20 at 100.00	AAA	1,995,500
73,340	Total Tax Obligation/General			81,095,505
	Tax Obligation/Limited – 6.1%
695	Duluth Independent School District 709, Minnesota, Certificates of Participation, Refunding Full Term Series 2019B, 5.000%, 2/01/28	No Opt. Call	Aa2	839,060
780	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	BB	819,866
1,475	Minneapolis Special School District 1, Hennepin County, Minnesota, Certificates of Participation, Full Term Series 2015D, 3.000%, 2/01/29	2/24 at 100.00	AAA	1,528,926
1,000	Minneapolis Special School District 1, Hennepin County, Minnesota, Certificates of Participation, Full Term Series 2017C, 4.000%, 2/01/30	2/28 at 100.00	AAA	1,150,860
	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding Series 2015:
215	3.050%, 3/01/21	No Opt. Call	N/R	216,851
495	3.650%, 3/01/24	3/23 at 100.00	N/R	509,657
200	3.800%, 3/01/25	3/23 at 100.00	N/R	206,260
200	4.000%, 3/01/27	3/23 at 100.00	N/R	206,520

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Ivy Tower Project, Series 2015:
$ 1,115	4.000%, 3/01/25	3/24 at 100.00	N/R	$1,137,155
500	5.000%, 3/01/29	3/24 at 100.00	N/R	519,945
340	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St Anthony Falls Project, Refunding Series 2015, 4.000%, 3/01/24	3/23 at 100.00	N/R	349,387
1,170	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2015C, 4.000%, 8/01/27	8/24 at 100.00	AA+	1,293,423
960	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2018D, 4.000%, 8/01/34	8/28 at 100.00	AA+	1,047,965
1,185	Minnesota Housing Finance Agency, Nonprofit Housing Bonds, State Appropriation Series 2011, 5.250%, 8/01/27	8/21 at 100.00	AA+	1,277,667
	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2015B:
605	3.125%, 2/01/29	2/25 at 100.00	A2	625,788
350	3.250%, 2/01/30	2/25 at 100.00	A2	362,708
	Plymouth Intermediate District 287, Minnesota, Facilities Maintenance Bonds, Series 2017B:
235	4.000%, 5/01/26	No Opt. Call	A1	266,709
175	4.000%, 5/01/27	No Opt. Call	A1	200,288
630	Saint Cloud Independent School District 742, Stearns County, Minnesota, Certificates of Participation, Saint Cloud Area Public Schools, Series 2017A, 5.000%, 2/01/30	2/25 at 100.00	A1	734,794
1,685	Saint Paul Independent School District 625, Ramsey County, Minnesota, Certificates of Participation, Series 2018B, 3.250%, 2/01/33	2/27 at 100.00	AAA	1,760,319
735	Saint Paul, Minnesota, Sales Tax Revenue Bonds, Series 2014G, 5.000%, 11/01/29	11/24 at 100.00	A+	855,930
1,895	University of Minnesota, Special Purpose Revenue Bonds, State Supported Biomedical Science Research Facilities Funding Program, Series 2011B, 5.000%, 8/01/23	8/21 at 100.00	AA+	2,035,268
3,500	Virginia Housing and Redevelopment Authority, Minnesota, Health Care Facility Lease Revenue Bonds, Refunding Series 2018A, 4.000%, 10/01/29	10/25 at 100.00	N/R	3,692,640
500	Worthington Independent School District 518, Nobles County, Minnesota, Certificates of Participation, Series 2017A, 4.000%, 2/01/30	2/26 at 100.00	A+	550,685
20,640	Total Tax Obligation/Limited			22,188,671
	Transportation – 4.8%
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009A:
1,000	5.000%, 1/01/20	7/19 at 100.00	AA-	1,002,730
500	5.000%, 1/01/21	7/19 at 100.00	AA-	501,315
2,330	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2011A, 5.000%, 1/01/25	1/21 at 100.00	A+	2,458,127
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2012B:
2,550	5.000%, 1/01/29	1/22 at 100.00	A+	2,763,409
2,750	5.000%, 1/01/30	1/22 at 100.00	A+	2,974,345
2,000	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A, 5.000%, 1/01/30	1/24 at 100.00	A+	2,279,340

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C:
$ 1,050	5.000%, 1/01/34	1/27 at 100.00	AA-	$1,259,286
2,310	5.000%, 1/01/35	1/27 at 100.00	AA-	2,761,697
1,575	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2010D, 4.000%, 1/01/23 (AMT)	1/20 at 100.00	A+	1,593,979
16,065	Total Transportation			17,594,228
	U.S. Guaranteed – 6.2% (4)
395	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2012A, 5.000%, 6/01/32 (Pre-refunded 6/01/20)	6/20 at 102.00	N/R	416,421
	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2011:
635	5.500%, 2/01/23 (Pre-refunded 2/01/21)	2/21 at 100.00	A1	677,189
750	5.500%, 2/01/24 (Pre-refunded 2/01/21)	2/21 at 100.00	A1	799,830
875	5.500%, 2/01/25 (Pre-refunded 2/01/21)	2/21 at 100.00	A1	933,135
1,010	5.500%, 2/01/26 (Pre-refunded 2/01/21)	2/21 at 100.00	A1	1,077,104
1,150	5.500%, 2/01/27 (Pre-refunded 2/01/21)	2/21 at 100.00	A1	1,226,406
300	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St Benedict, Series 2011-7M, 5.000%, 3/01/31 (Pre-refunded 3/01/20)	3/20 at 100.00	N/R	307,776
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2010-7B:
1,040	5.000%, 10/01/23 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R	1,051,898
175	4.250%, 10/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R	176,579
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University of Minnesota, Refunding Series 2010E:
1,385	4.375%, 10/01/20 (ETM)	No Opt. Call	Baa3	1,437,395
500	4.500%, 10/01/21 (Pre-refunded 10/01/20)	10/20 at 100.00	Baa3	519,730
250	5.000%, 10/01/29 (Pre-refunded 10/01/20)	10/20 at 100.00	Baa3	261,500
625	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1, 6.000%, 10/01/32 (Pre-refunded 10/01/21)	10/21 at 100.00	Baa3	689,162
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Refunding Series 2012-7Q:
740	5.000%, 10/01/23 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa1	821,141
490	5.000%, 10/01/24 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa1	543,729
1,975	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A, 4.500%, 10/01/19 (ETM)	No Opt. Call	A2	1,994,730
965	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 4.250%, 5/01/21 (Pre-refunded 5/01/20)	5/20 at 100.00	N/R	989,019
1,480	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health Services, Refunding Series 2009, 5.500%, 7/01/29 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R	1,484,396
1,595	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R	1,620,137

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc, Series 2015A:
$ 1,000	5.000%, 11/15/29 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R	$1,205,440
2,285	5.000%, 11/15/30 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R	2,754,430
1,250	5.250%, 11/15/35 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R	1,317,212
340	Stevens County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2009A, 4.100%, 2/01/20 (ETM)	No Opt. Call	AA-	345,855
21,210	Total U.S. Guaranteed			22,650,214
	Utilities – 10.6%
	Brainerd, Minnesota, Electric Utility Revenue Bonds, Series 2014A:
475	4.000%, 12/01/28	12/24 at 100.00	AA	527,127
495	4.000%, 12/01/29	12/24 at 100.00	AA	545,396
1,140	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/25 – AGM Insured	10/22 at 100.00	AA	1,261,353
	Hutchinson, Minnesota, Public Utility Revenue Bonds, Refunding Series 2012A:
500	5.000%, 12/01/25	12/22 at 100.00	A1	553,735
670	5.000%, 12/01/26	12/22 at 100.00	A1	741,047
	Luverne, Minnesota, Electric Revenue Bonds, Series 2018A:
225	4.000%, 12/01/27 – MUNICIPAL AS Insured	No Opt. Call	AA	256,912
100	4.000%, 12/01/33 – MUNICIPAL AS Insured	12/28 at 100.00	AA	111,963
	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014:
500	5.000%, 10/01/29	10/24 at 100.00	A1	580,710
500	5.000%, 10/01/30	10/24 at 100.00	A1	579,135
1,000	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A, 3.500%, 10/01/28	10/24 at 100.00	A1	1,054,980
1,175	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2010A-1, 5.000%, 1/01/20	No Opt. Call	A-	1,198,653
1,430	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/30	1/23 at 100.00	A-	1,575,259
570	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2013B, 5.000%, 12/01/33	12/23 at 100.00	Aa3	646,739
750	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2015E, 3.000%, 12/01/29	12/25 at 100.00	Aa3	780,968
1,000	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/33	12/26 at 100.00	Aa3	1,198,410
1,070	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2017-4, 4.000%, 10/01/40 (AMT)	10/27 at 100.00	A-	1,139,390
2,500	Southern Minnesota Municipal Power Agency Power Supply System Revenue Bonds, Series 2015A, 4.000%, 1/01/30	1/26 at 100.00	A+	2,762,950
	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
3,500	0.000%, 1/01/20 – NPFG Insured	No Opt. Call	A+	3,467,695
5,000	0.000%, 1/01/21 – NPFG Insured	No Opt. Call	A+	4,865,000
1,000	0.000%, 1/01/26 – NPFG Insured	No Opt. Call	A+	876,040

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Refunding Series 2012A:
$ 1,000	3.000%, 1/01/28	1/23 at 100.00	Aa3	$1,034,440
1,250	5.000%, 1/01/29	1/23 at 100.00	Aa3	1,390,575
	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Refunding Series 2015A:
1,335	5.000%, 1/01/31	1/26 at 100.00	Aa3	1,590,185
1,000	5.000%, 1/01/33	1/26 at 100.00	Aa3	1,183,360
	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A:
2,850	5.000%, 1/01/29	1/24 at 100.00	Aa3	3,239,994
2,750	5.000%, 1/01/30	1/24 at 100.00	Aa3	3,119,847
1,000	5.000%, 1/01/31	1/24 at 100.00	Aa3	1,137,370
1,150	5.000%, 1/01/32	1/24 at 100.00	Aa3	1,305,169
35,935	Total Utilities			38,724,402
$ 328,515	Total Long-Term Investments (cost $340,564,409)			357,030,068

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.7%
	MUNICIPAL BONDS – 0.7%
	Education and Civic Organizations – 0.7%
$ 2,600	Minneapolis, Minnesota, Revenue Bonds, University Gateway Project, Variable Rate Demand Obligation Series 1997B, 1.460%, 12/01/27 (5)	9/19 at 100.00	A-1	$ 2,600,000
$ 2,600	Total Short-Term Investments (cost $2,600,000)			2,600,000
	Total Investments (cost $343,164,409) – 98.8%			359,630,068
	Other Assets Less Liabilities – 1.2%			4,421,778
	Net Assets – 100%			$ 364,051,846
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
See accompanying notes to financial statements.

Nuveen Minnesota Municipal Bond Fund
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.9%
	MUNICIPAL BONDS – 96.9%
	Consumer Staples – 0.4%
$ 1,800	Moorhead, Minnesota, Recovery Zone Facility Revenue Bonds, American Crystal Sugar Company Project, Series 2010, 5.650%, 6/01/27	6/20 at 100.00	BBB+	$ 1,851,822
	Education and Civic Organizations – 16.3%
65	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.250%, 8/01/46	8/26 at 100.00	BB+	65,717
790	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series, 8.000%, 12/01/43	12/21 at 100.00	N/R	858,169
	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
100	5.000%, 7/01/36	7/24 at 102.00	N/R	105,287
1,000	5.000%, 7/01/47	7/24 at 102.00	N/R	1,037,950
1,515	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Series 2012A, 5.000%, 12/01/43	12/20 at 102.00	BBB-	1,574,312
	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A:
405	5.250%, 7/01/37	7/25 at 100.00	BB+	437,720
500	5.500%, 7/01/50	7/25 at 100.00	BB+	541,145
1,000	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A, 5.750%, 8/01/44	8/22 at 102.00	BB+	1,060,430
1,000	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2019A, 5.375%, 8/01/50	8/27 at 102.00	BB+	1,076,570
100	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A, 5.000%, 7/01/36	7/26 at 100.00	N/R	101,424
5,350	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 5.000%, 11/01/47	11/26 at 100.00	BB	5,595,618
	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
600	5.000%, 7/01/29	7/24 at 100.00	BB+	638,346
1,000	5.000%, 7/01/34	7/24 at 100.00	BB+	1,052,530
525	5.000%, 7/01/44	7/24 at 100.00	BB+	546,677
3,805	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	N/R	3,875,202
100	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A, 5.000%, 7/01/47	7/24 at 102.00	N/R	103,181

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A:
$ 500	6.000%, 7/01/33	7/23 at 100.00	BB+	$545,880
2,740	6.000%, 7/01/43	7/23 at 100.00	BB+	2,949,418
1,260	6.125%, 7/01/48	7/23 at 100.00	BB+	1,359,716
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2014-8-C:
440	3.350%, 5/01/22	5/21 at 100.00	Baa3	448,074
395	3.500%, 5/01/23	5/21 at 100.00	Baa3	403,572
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2017:
2,345	5.000%, 5/01/37	5/27 at 100.00	BBB-	2,646,544
4,700	5.000%, 5/01/47	5/27 at 100.00	BBB-	5,227,810
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College, Refunding Series 2017:
1,000	4.000%, 3/01/37	3/27 at 100.00	Aa2	1,106,320
1,000	4.000%, 3/01/39	3/27 at 100.00	Aa2	1,101,020
1,835	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St Scholastica, Inc, Series 2011-7J, 6.300%, 12/01/40	12/19 at 100.00	Baa2	1,869,645
1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Series 201528J, 3.250%, 3/01/30	3/25 at 100.00	Aa3	1,052,800
675	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Refunding Series 2018A, 5.000%, 10/01/45	10/28 at 100.00	Baa1	775,042
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint John's University, Series 2015-8I:
350	5.000%, 10/01/33	10/25 at 100.00	A2	405,482
385	5.000%, 10/01/34	10/25 at 100.00	A2	445,037
500	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Olaf College, Series 2016-8-N, 4.000%, 10/01/35	10/26 at 100.00	A1	552,445
1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2016-8L, 5.000%, 4/01/27	4/26 at 100.00	A2	1,205,340
100	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2017A, 4.000%, 10/01/36	10/27 at 100.00	A2	109,853
	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2019:
750	5.000%, 10/01/33	10/29 at 100.00	A2	932,580
1,000	5.000%, 10/01/34	10/29 at 100.00	A2	1,237,200
465	5.000%, 10/01/40	10/29 at 100.00	A2	564,566
1,950	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2016, 5.000%, 12/01/40	12/25 at 100.00	Baa1	2,143,167
1,130	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	BB	1,165,629
650	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Series 2004A, 5.500%, 12/01/33	12/21 at 100.00	BBB-	677,606

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 560	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck Saint Mary's School Project, Series 2015, 5.000%, 8/01/22, 144A	No Opt. Call	BB+	$589,282
130	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 5.000%, 4/01/46	4/26 at 100.00	N/R	79,209
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A:
1,560	5.250%, 9/01/32	9/20 at 101.00	BB+	1,604,273
1,695	5.500%, 9/01/43	9/20 at 101.00	BB+	1,738,189
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Metro Deaf School Project, Series 2018A:
1,000	5.000%, 6/15/48, 144A	6/25 at 100.00	N/R	1,025,070
1,615	5.000%, 6/15/53, 144A	6/25 at 100.00	N/R	1,645,249
2,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47	9/24 at 102.00	BBB-	2,032,480
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities Academy Project, Series 2015A:
625	5.300%, 7/01/45	7/25 at 100.00	BB	661,506
1,030	5.375%, 7/01/50	7/25 at 100.00	BB	1,091,429
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A:
500	5.000%, 7/01/33	7/23 at 100.00	BB+	524,945
1,450	5.000%, 7/01/44	7/23 at 100.00	BB+	1,501,779
1,435	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2013A, 5.000%, 12/01/33	12/22 at 100.00	BBB-	1,477,089
	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A:
2,010	5.000%, 10/01/41	10/26 at 100.00	N/R	1,951,951
205	5.125%, 10/01/48	10/26 at 100.00	N/R	199,973
500	St Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2018, 5.125%, 12/01/49	12/26 at 102.00	BBB-	524,710
	University of Minnesota, General Obligation Bonds, Series 2014B:
2,235	4.000%, 1/01/33	1/24 at 100.00	Aa1	2,421,444
2,000	4.000%, 1/01/34	1/24 at 100.00	Aa1	2,158,920
	University of Minnesota, General Obligation Bonds, Series 2019A:
1,250	5.000%, 4/01/39	4/29 at 100.00	Aa1	1,549,475
1,880	5.000%, 4/01/40	4/29 at 100.00	Aa1	2,324,526
20	Winona Port Authority, Minnesota, Charter School Lease Revenue Bonds, Bluffview Montessori School Project, Refunding Series 2016, 4.750%, 6/01/46	6/24 at 100.00	N/R	19,879
67,725	Total Education and Civic Organizations			72,716,402

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care – 18.3%
	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Refunding Series 2016:
$ 500	4.000%, 3/01/32	3/26 at 100.00	N/R	$528,610
2,000	4.000%, 3/01/37	3/26 at 100.00	N/R	2,070,260
	City of Plato, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2017:
550	3.000%, 4/01/26	No Opt. Call	BBB	569,184
485	5.000%, 4/01/41	4/27 at 100.00	BBB	539,684
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A:
580	4.250%, 2/15/43	2/28 at 100.00	A-	631,023
2,000	5.000%, 2/15/43	2/28 at 100.00	A-	2,319,340
6,675	5.000%, 2/15/48	2/28 at 100.00	A-	7,718,903
2,000	5.000%, 2/15/53	2/28 at 100.00	A-	2,294,800
3,000	5.250%, 2/15/53	2/28 at 100.00	A-	3,509,070
1,350	5.000%, 2/15/58	2/28 at 100.00	A-	1,537,933
	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013:
375	4.000%, 4/01/22	No Opt. Call	BBB	395,614
500	4.000%, 4/01/27	4/22 at 100.00	BBB	521,850
760	4.000%, 4/01/31	4/22 at 100.00	BBB	788,470
1,000	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial Health Care, Series 2015, 4.000%, 9/01/35	9/25 at 100.00	Baa1	1,054,490
	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care, Series 2017:
425	5.000%, 5/01/31	5/27 at 100.00	Baa1	503,434
430	5.000%, 5/01/32	5/27 at 100.00	Baa1	506,304
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2015A:
485	4.000%, 11/15/40	11/25 at 100.00	A+	516,695
2,000	5.000%, 11/15/44	11/25 at 100.00	A+	2,256,140
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2018A:
3,965	4.000%, 11/15/48	11/28 at 100.00	A+	4,241,678
7,000	5.000%, 11/15/49	11/28 at 100.00	A+	8,204,490
130	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children's Health Care, Series 2004A-1 Remarketed, 4.625%, 8/15/29 – AGM Insured	8/20 at 100.00	AA	133,901
2,435	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children's Health Care, Series 2010A, 5.250%, 8/15/35	8/20 at 100.00	AA-	2,535,419
500	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care System Revenue Bonds, Allina Health System, Refunding Series 2017A, 5.000%, 11/15/29	5/27 at 100.00	AA-	611,040

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,005	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Refunding Series 2008C-1, 5.000%, 2/15/30 – AGC Insured	2/20 at 100.00	AA	$1,025,180
2,400	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding Series 2016B, 5.000%, 11/15/33	No Opt. Call	AA	3,217,440
1,700	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2010, 5.875%, 7/01/30	7/20 at 100.00	A	1,771,893
60	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.125%, 5/01/30	5/20 at 100.00	AA-	61,855
675	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series 2016A, 5.000%, 5/01/46	5/26 at 100.00	AA-	777,755
	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series 2019:
1,310	5.000%, 5/01/48	5/29 at 100.00	AA-	1,565,175
1,575	4.000%, 5/01/49	5/29 at 100.00	AA-	1,705,158
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2015A:
8,230	5.000%, 7/01/30	7/25 at 100.00	A+	9,527,048
4,700	4.000%, 7/01/35	7/25 at 100.00	A+	5,027,214
1,505	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.250%, 11/15/29	11/19 at 100.00	AA-	1,531,142
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Fairview Health Services, Series 2017A:
630	4.000%, 11/15/36	11/27 at 100.00	A+	687,128
640	4.000%, 11/15/37	11/27 at 100.00	A+	694,925
2,830	4.000%, 11/15/43	11/27 at 100.00	A+	3,047,429
1,375	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	7/19 at 100.00	N/R	1,377,461
	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Refunding Series 2014:
1,980	4.000%, 9/01/31	9/24 at 100.00	A	2,104,958
1,410	5.000%, 9/01/34	9/24 at 100.00	A	1,567,511
	Winona, Minnesota, Health Care Facilities Revenue Bonds, Winona Health Obligated Group, Refunding Series 2012:
500	3.750%, 7/01/21	No Opt. Call	BBB	508,390
350	4.000%, 7/01/22	7/21 at 100.00	BBB	356,825
1,270	4.500%, 7/01/24	7/21 at 100.00	BBB	1,315,275
73,290	Total Health Care			81,858,094
	Housing/Multifamily – 0.6%
2,500	Rochester, Minnesota, Multifamily Housing Revenue Bonds, Essex Place Apartments Project, Series 2012A, 3.750%, 6/01/29	6/22 at 100.00	Aaa	2,601,525

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 1.2%
$ 55	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Home Program, Market Series 2011B, 4.100%, 12/01/29	6/21 at 100.00	AA+	$57,169
13	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006A-4, 5.000%, 11/01/38 (AMT)	6/19 at 100.00	AA+	13,106
150	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2007A-2, 5.520%, 3/01/41 (AMT)	6/19 at 101.00	AA+	152,337
55	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011B, 4.000%, 7/01/21	No Opt. Call	Aaa	55,892
	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D:
20	4.375%, 7/01/26	7/21 at 100.00	Aaa	20,253
320	4.700%, 1/01/31	7/21 at 100.00	Aaa	325,734
10	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011E, 4.000%, 7/01/26	7/21 at 100.00	Aaa	10,274
870	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2015F, 3.300%, 7/01/29	7/25 at 100.00	AA+	913,804
1,070	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2016A, 3.200%, 1/01/33 (AMT)	7/25 at 100.00	AA+	1,096,226
860	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A, 3.200%, 7/01/30 (AMT)	1/27 at 100.00	AA+	866,708
465	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017D, 3.300%, 1/01/30 (AMT)	1/27 at 100.00	AA+	481,126
585	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2018A, 3.625%, 7/01/32 (AMT)	7/27 at 100.00	AA+	613,226
600	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2019B, 3.300%, 7/01/33	7/28 at 100.00	AA+	624,876
5,073	Total Housing/Single Family			5,230,731
	Long-Term Care – 9.2%
1,590	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at Anoka, Inc Project, Series 2014, 5.125%, 11/01/49	11/24 at 100.00	N/R	1,664,348
1,000	Apple Valley, Minnesota, Senior Housing Revenue Bonds, PHS Apple Valley Senior Housing, Inc Orchard Path Project, Refunding Series 2018, 5.000%, 9/01/43	9/23 at 102.00	N/R	1,072,980
	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014:
375	4.000%, 11/01/39	11/24 at 100.00	Baa1	380,377
500	5.000%, 11/01/44	11/24 at 100.00	Baa1	551,055
1,600	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011, 5.000%, 11/01/41	11/19 at 100.00	Baa1	1,616,096
1,500	Chisago City, Minnesota, Housing and Health Care Revenue Bonds, CDL Homes, LLC Project, Series 2013B, 6.000%, 8/01/43	8/23 at 100.00	N/R	1,621,545
1,500	City of West Saint Paul, Minnesota Housing and Health Care Facilities Revenue Refunding Bonds, Walker Westwood Ridge Campus Project, Series 2017, 5.000%, 11/01/49	11/25 at 100.00	N/R	1,577,940
1,180	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc, Refunding Series 2013, 5.200%, 3/01/43	3/20 at 100.00	N/R	1,187,847

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc, Refunding Series 2015:
$ 575	5.250%, 1/01/40	1/23 at 100.00	N/R	$577,760
1,175	5.250%, 1/01/46	1/23 at 100.00	N/R	1,176,845
1,195	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A, 5.000%, 8/01/46, 144A	8/22 at 100.00	N/R	1,233,646
500	Dennison, Minnesota, Senior Housing Revenue Bonds, Villages of Lonsdale, LLC Project, Series 2019, 4.600%, 5/01/44	5/24 at 101.00	N/R	507,475
1,185	Lake Crystal, Minnesota, Housing and Health Care Revenue Bonds, Ecumen Second Century & Owatonna Senior Living Project, Refunding Series 2014A, 4.500%, 9/01/44 (Mandatory Put 9/01/24)	7/19 at 100.00	N/R	1,186,754
	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012:
450	5.000%, 11/15/24	11/22 at 100.00	N/R	469,354
1,500	4.750%, 11/15/28	11/22 at 100.00	N/R	1,516,590
1,500	Minneapolis, Minnesota, Senior Housing and Healthcare Revenue Bonds, Ecumen Abiitan Mill City Project, Series 2015, 5.250%, 11/01/45	5/23 at 100.00	N/R	1,560,000
2,000	North Oaks, Minnesota, Senior Housing Revenue Bonds, Waverly Gardens Project, Refunding Series 2016, 5.000%, 10/01/47	10/24 at 102.00	N/R	2,171,640
1,055	Owatonna, Minnesota, Housing and Health Care Revenue Bonds, Ecumen Second Century & Owatonna Senior Living Project, Refunding Series 2014B, 4.500%, 9/01/44 (Mandatory Put 9/01/24)	7/19 at 100.00	N/R	1,056,361
1,500	Rochester, Minnesota, Health Care and Housing Revenue Bonds, Samaritan Bethany, Inc Project, Refunding Series 2017A, 5.000%, 8/01/48	8/25 at 100.00	N/R	1,575,240
2,700	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview Home Project, Series 2016B, 4.900%, 6/01/49	6/26 at 100.00	N/R	2,853,684
50	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview Home Project, Series 2016C, 3.150%, 6/01/28	6/21 at 101.00	N/R	50,270
1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Revenue Bonds, Rossy & Richard Shaller Family Sholom East Campus, Series 2018, 5.000%, 10/01/43	10/23 at 100.00	N/R	1,037,690
4,000	Saint Paul Housing and Redevelopment Authority, Minnesota Senior Housing and Health Care Revenue Bonds, Carondelet Village Project, Series 2016A, 5.000%, 12/01/41	12/24 at 102.00	N/R	4,390,960
1,697	Saint Paul Housing and Redevelopment Authority, Minnesota, Nursing Home Revenue Bonds, Episcopal Homes of Minnesota, Series 2006, 5.630%, 10/01/33	10/19 at 100.00	N/R	1,700,779
1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 5.150%, 11/01/42	11/20 at 100.00	N/R	1,006,700
850	Saint Paul Park, Minnesota, Health Facilities Revenue Bonds, Presbyterian Homes Interlude Transitional Care Projects, Refunding Series 2018, 5.000%, 5/01/43	5/23 at 102.00	N/R	904,570

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017:
$ 590	4.000%, 9/01/31	9/24 at 100.00	N/R	$620,739
400	4.000%, 9/01/32	9/24 at 100.00	N/R	419,452
500	4.100%, 9/01/33	9/24 at 100.00	N/R	524,495
315	4.200%, 9/01/36	9/24 at 100.00	N/R	329,147
300	4.250%, 9/01/37	9/24 at 100.00	N/R	313,308
800	Sartell, Minnesota, Health Care and Housing Facilities Revenue Bonds, Country Manor Campus LLC Project, Series 2012A, 5.250%, 9/01/30	9/22 at 100.00	N/R	860,816
2,390	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	2,457,016
	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
700	5.500%, 11/01/32	7/19 at 102.00	N/R	715,211
330	6.000%, 5/01/47	7/19 at 102.00	N/R	337,234
39,502	Total Long-Term Care			41,225,924
	Materials – 0.5%
2,150	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (AMT), 144A	10/22 at 100.00	BBB-	2,164,405
	Tax Obligation/General – 19.8%
1,410	Alexandria Independent School District 206, Douglas County, Minnesota, General Obligation Bonds, Refunding School Building Series 2017A, 5.000%, 2/01/30	2/28 at 100.00	Aa2	1,760,441
2,105	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2017A, 4.000%, 2/01/29 – AGM Insured	2/28 at 100.00	AA	2,432,685
2,000	Bloomington Independent School District 271, Hennepin County, Minnesota, General Obligation Bonds, Facilities Maintenance, Series 2017A, 4.000%, 2/01/40	2/27 at 100.00	AAA	2,188,560
	Brainerd Independent School District 181, Crow Wing County, Minnesota, General Obligation Bonds, School Building Series 2018A:
3,500	4.000%, 2/01/38	2/27 at 100.00	AAA	3,831,345
3,825	4.000%, 2/01/42	2/27 at 100.00	AAA	4,157,010
1,000	4.000%, 2/01/43	2/27 at 100.00	AAA	1,085,190
	Brooklyn Center Independent School District 286, Minnesota, General Obligation Bonds, Series 2018A:
1,090	4.000%, 2/01/36	2/27 at 100.00	Aa2	1,188,841
1,880	4.000%, 2/01/38	2/27 at 100.00	Aa2	2,032,205
2,715	4.000%, 2/01/41	2/27 at 100.00	Aa2	2,913,684
2,260	4.000%, 2/01/42	2/27 at 100.00	Aa2	2,423,827
2,485	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, School Building Series 2015A, 3.250%, 2/01/35	2/25 at 100.00	Aa2	2,553,760
1,160	Chisago Lakes, Minnesota, Independent School District 2144, General Obligation Bonds, School Building Series 2017A, 3.000%, 2/01/32	2/27 at 100.00	AAA	1,200,194

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Cloquet Independent School District 94, Carlton and Sant Louis Counties, Minnesota, General Obligation Bonds, School Building Series 2015B:
$ 1,000	5.000%, 2/01/27	2/25 at 100.00	Aa2	$1,183,410
1,000	4.000%, 2/01/36	2/25 at 100.00	Aa2	1,070,920
1,100	Dakota County Community Development Agency, Minnesota, Governmental Housing Development General Obligation Bonds, Series 2015A, 4.000%, 1/01/42	1/23 at 100.00	Aaa	1,150,930
	Dawson-Boyd Independent School District 378, Yellow Medicine County, Minnesota, General Obligation Bonds, School Building Series 2019A:
1,145	4.000%, 2/01/31	2/28 at 100.00	AAA	1,311,414
1,145	4.000%, 2/01/32	2/28 at 100.00	AAA	1,303,766
480	Fridley, Minnesota, General Obligation Bonds, Capital Improvement Plan, Series 2017, 3.250%, 2/01/34	2/26 at 100.00	Aa2	496,862
1,390	Hutchinson Independent School District 423, McLeod, Meeker, Renville Counties, Minnesota, General Obligation Bonds, School Building Series 2016A, 5.000%, 2/01/28	2/26 at 100.00	Aa2	1,676,535
5,000	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/42	2/27 at 100.00	AAA	5,419,600
	Madison, Minnesota, General Obligation Bonds, Refunding Series 2015A:
660	3.600%, 1/01/35 – AGM Insured	1/23 at 100.00	AA	683,872
500	4.000%, 1/01/45 – AGM Insured	1/23 at 100.00	AA	518,110
2,000	Mankato Independent School District 77, Minnesota, General Obligation Bonds, School Building Series 2014A, 4.000%, 2/01/28	2/24 at 100.00	AAA	2,195,640
585	Milaca Independent School District 912, Millie Lacs, Morrison, Benton, Kanabec and Isanti Counties, Minnesota, General Obligation Bonds, Refunding Alternative Facilities Crossover Series 2014B, 4.000%, 2/01/26	2/24 at 100.00	Aa2	646,489
1,495	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Long-Term Facilities Maintenance Series 2017B, 4.000%, 2/01/36	2/28 at 100.00	AAA	1,679,498
2,195	Minneapolis, Minnesota, General Obligation Bonds, Improvement & Various Purpose Series 2018, 4.000%, 12/01/35	12/26 at 100.00	AAA	2,449,664
	Montgomery Independent School District 2905, Minnesota, General Obligation School Building Bonds, Series 2018A:
250	4.000%, 2/01/32	2/25 at 100.00	Aa2	272,980
500	4.000%, 2/01/36	2/25 at 100.00	Aa2	538,185
300	Mountain Lake, Minnesota, General Obligation Bonds, Series 2017B, 4.000%, 2/01/43	2/25 at 100.00	A+	319,389
2,000	North Saint Paul Maplewood Oakdale Independent School District 622, Ramsey County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018A, 3.375%, 2/01/35	2/27 at 100.00	Aa2	2,067,740
4,000	Richfield Independent School District 280, Hennepin County, Minnesota, General Obligation Bonds, School Buildings Series 2018A, 4.000%, 2/01/40	2/27 at 100.00	AAA	4,348,160
1,250	Robbinsdale Independent School District 281, Hennepin County, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018A, 3.000%, 2/01/30	8/26 at 100.00	Aa2	1,289,363
	Roseville Independent School District 623, Ramsey County, Minnesota, General Obligation Bonds, School Building Series 2018A:
3,250	5.000%, 2/01/30	2/27 at 100.00	Aa2	3,934,873
2,500	4.000%, 2/01/35	2/27 at 100.00	Aa2	2,749,100

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,500	Roseville Independent School District 623, Ramsey County, Minnesota, General Obligation Bonds, Series 1994, 4.000%, 2/01/37	2/27 at 100.00	Aa2	$1,638,660
575	Saint Francis Independent School District 15, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/35	2/23 at 100.00	Aa2	606,016
1,000	Saint James Independent School District 840, Minnesota, General Obligation Bonds, School Building Series 2015B, 4.000%, 2/01/45	2/26 at 100.00	AAA	1,083,430
	Saint Michael Independent School District 885, Wright County, Minnesota, General Obligation Bonds, School Building Series 2017A:
1,340	4.000%, 2/01/28	2/26 at 100.00	Aa2	1,523,205
1,400	4.000%, 2/01/30	2/26 at 100.00	Aa2	1,573,138
1,885	3.200%, 2/01/32	2/26 at 100.00	Aa2	1,973,708
3,390	Shakopee Independent School District 720, Scott County, Minnesota, General Obligation Bonds, Series 2013A, 3.000%, 2/01/25	2/23 at 100.00	Aa2	3,533,770
2,500	Sibley East Independent School District 2310, Sibley, Minnesota, General Obligation Bonds, School Building Series 2015A, 4.000%, 2/01/40	2/25 at 100.00	Aa2	2,656,950
	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Facilities Maintenance Series 2018A:
1,330	4.000%, 2/01/31	2/27 at 100.00	Aa2	1,493,776
670	4.000%, 2/01/33	2/27 at 100.00	Aa2	745,958
1,000	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, School Building Series 2016A, 4.000%, 2/01/29	2/26 at 100.00	Aa2	1,127,400
2,500	Waconia Independent School District, Minnesota, General Obligation Bonds, School Building Series 2015B, 3.000%, 2/01/28	2/25 at 100.00	Aa2	2,630,225
1,315	Waseca Independent School District 829, Steele, Rice, and Waseca Counties, Minnesota, General Obligation Bonds, Series 2015A, 4.000%, 2/01/27	2/26 at 100.00	Aa2	1,504,452
1,220	West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County, Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/39	2/27 at 100.00	AAA	1,333,411
80,800	Total Tax Obligation/General			88,498,341
	Tax Obligation/Limited – 5.4%
750	Duluth Independent School District 709, Minnesota, Certificates of Participation, Refunding Full Term Series 2019B, 5.000%, 2/01/25	No Opt. Call	Aa2	865,155
600	Elbow Lake Economic Development Authority, Minnesota, Lease Revenue Bonds, Grant County Public Project, Series 2017A, 4.200%, 12/15/43	12/27 at 100.00	N/R	625,788
135	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding Series 2015, 4.000%, 3/01/30	3/23 at 100.00	N/R	138,487
325	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St Anthony Falls Project, Refunding Series 2015, 4.000%, 3/01/27	3/23 at 100.00	N/R	327,119
1,090	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2015C, 3.250%, 8/01/30	8/24 at 100.00	AA+	1,134,156

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2017A:
$ 200	4.000%, 8/01/30	8/27 at 100.00	AA+	$227,390
475	4.000%, 8/01/34	8/27 at 100.00	AA+	531,910
325	4.000%, 8/01/35	8/27 at 100.00	AA+	362,775
1,125	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds, Series 2018D, 4.000%, 8/01/38	8/28 at 100.00	AA+	1,201,084
	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2015A:
1,470	3.625%, 2/01/34	2/25 at 100.00	A2	1,526,742
580	3.750%, 2/01/36	2/25 at 100.00	A2	603,333
4,600	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2015B, 4.000%, 2/01/42	2/25 at 100.00	A2	4,878,070
1,000	Plymouth Intermediate District 287, Minnesota, Certificates of Participation, Refunding Series 2017A, 4.000%, 2/01/36	2/27 at 100.00	A1	1,095,760
	Plymouth Intermediate District 287, Minnesota, Facilities Maintenance Bonds, Series 2017B:
175	4.000%, 5/01/29	5/27 at 100.00	A1	197,612
200	4.000%, 5/01/32	5/27 at 100.00	A1	221,832
100	4.000%, 5/01/33	5/27 at 100.00	A1	110,610
	Saint Cloud Independent School District 742, Stearns County, Minnesota, Certificates of Participation, Saint Cloud Area Public Schools, Series 2017A:
355	5.000%, 2/01/32	2/25 at 100.00	A1	410,469
520	5.000%, 2/01/34	2/25 at 100.00	A1	598,239
	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, 2700 University at Westgate Station, Series 2015B:
445	4.250%, 4/01/25	4/23 at 100.00	N/R	455,186
430	4.875%, 4/01/30	4/23 at 100.00	N/R	443,661
1,665	5.250%, 4/01/43	4/23 at 100.00	N/R	1,705,976
	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax Increment Revenue Refunding Bonds, Series 2012:
600	5.000%, 9/01/26	3/20 at 102.00	N/R	618,936
1,360	5.000%, 3/01/29	3/20 at 102.00	N/R	1,400,324
2,670	Saint Paul Independent School District 625, Ramsey County, Minnesota, Certificates of Participation, Series 2018B, 3.375%, 2/01/35	2/27 at 100.00	AAA	2,764,144
1,530	Worthington Independent School District 518, Nobles County, Minnesota, Certificates of Participation, Series 2017A, 4.000%, 2/01/42	2/26 at 100.00	A+	1,627,797
22,725	Total Tax Obligation/Limited			24,072,555
	Transportation – 4.0%
1,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	1,018,490
4,000	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009B, 5.000%, 1/01/20 (AMT)	7/19 at 100.00	AA-	4,019,640

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A:
$ 2,000	5.000%, 1/01/31	1/24 at 100.00	A+	$2,271,800
1,175	5.000%, 1/01/32	1/24 at 100.00	A+	1,331,933
750	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014B, 5.000%, 1/01/26 (AMT)	1/24 at 100.00	A+	854,753
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C:
1,530	5.000%, 1/01/37	1/27 at 100.00	AA-	1,817,563
5,580	5.000%, 1/01/46	1/27 at 100.00	AA-	6,543,164
100	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2010D, 4.000%, 1/01/23 (AMT)	1/20 at 100.00	A+	101,205
16,135	Total Transportation			17,958,548
	U.S. Guaranteed – 7.8% (4)
660	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2012A, 5.000%, 6/01/43 (Pre-refunded 6/01/20)	6/20 at 102.00	N/R	695,792
1,680	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2014A, 5.000%, 6/01/47 (Pre-refunded 6/01/20)	6/20 at 102.00	N/R	1,771,106
10,000	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2011, 6.000%, 2/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A1	10,746,100
1,135	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2013A, 5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	1,313,308
2,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.750%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	AA-	2,612,850
1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2010-7B, 5.000%, 10/01/31 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R	1,011,440
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1:
625	6.000%, 10/01/32 (Pre-refunded 10/01/21)	10/21 at 100.00	Baa3	689,162
2,000	6.000%, 10/01/40 (Pre-refunded 10/01/21)	10/21 at 100.00	Baa3	2,205,320
1,010	Minnesota State, 911 Revenue Bonds, Public Safety Radio Communication System Project, Series 2009, 5.000%, 6/01/20 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA+	1,010,000
1,000	Oak Park Heights, Minnesota, Senior Housing Revenue Bonds, Oakgreen Commons Project Memory Care Building, Series 2013, 6.500%, 8/01/43 (Pre-refunded 8/01/20)	8/20 at 102.00	N/R	1,075,740
1,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.125%, 5/01/30 (Pre-refunded 5/01/20)	5/20 at 100.00	N/R	1,032,750
	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health Services, Refunding Series 2009:
15	5.500%, 7/01/29 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R	15,045
2,625	5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R	2,633,295
1,500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 6.625%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	BBB-	1,667,040

Nuveen Minnesota Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 1,555	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.250%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R	$1,581,233
	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc, Series 2015A:
110	5.250%, 11/15/35 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R	115,915
1,600	5.000%, 11/15/40 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R	1,928,704
1,540	University of Minnesota, General Revenue Bonds, Series 2011A, 5.250%, 12/01/29 (Pre-refunded 12/01/20)	12/20 at 100.00	Aa1	1,626,517
1,200	West Saint Paul, Minnesota, Health Care Facilities Revenue Bonds, Walker Thompson Hill LLC Project, Series 2011A, 7.000%, 9/01/46 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R	1,215,516
32,755	Total U.S. Guaranteed			34,946,833
	Utilities – 13.1%
235	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	250,578
5,045	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/30	10/20 at 100.00	A1	5,274,800
	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A:
1,000	4.000%, 10/01/31	10/24 at 100.00	A1	1,079,820
1,000	4.000%, 10/01/32	10/24 at 100.00	A1	1,076,970
2,250	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2016, 5.000%, 10/01/47	10/26 at 100.00	A1	2,624,107
3,500	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/47	12/26 at 100.00	Aa3	4,101,160
	Saint Paul Housing and Redevelopment Authority, Saint Paul, Minnesota, District Energy Revenue Bonds, Refunding Series 2017A:
390	4.000%, 10/01/28	10/27 at 100.00	A-	438,902
675	4.000%, 10/01/33	10/27 at 100.00	A-	736,182
	Saint Paul Housing and Redevelopment Authority, Saint Paul, Minnesota, District Energy Revenue Bonds, Refunding Series 2017B:
355	4.000%, 10/01/28	10/27 at 100.00	A-	399,513
270	4.000%, 10/01/29	10/27 at 100.00	A-	301,847
2,000	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2017-3, 4.000%, 10/01/42	10/27 at 100.00	A-	2,160,840
1,180	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2017-4, 4.000%, 10/01/40 (AMT)	10/27 at 100.00	A-	1,256,523
	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
1,825	0.000%, 1/01/21 – NPFG Insured	No Opt. Call	A+	1,775,725
65	0.000%, 1/01/22 – NPFG Insured	No Opt. Call	A+	62,076
3,055	0.000%, 1/01/23 – NPFG Insured	No Opt. Call	A+	2,862,260
10,530	0.000%, 1/01/24 – NPFG Insured	No Opt. Call	A+	9,646,322
4,805	0.000%, 1/01/25 – NPFG Insured	No Opt. Call	A+	4,310,902
6,480	0.000%, 1/01/26 – NPFG Insured	No Opt. Call	A+	5,676,739

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Thief River Falls, Minnesota, Electric Revenue Bonds, Series 2018A:
$ 230	4.000%, 2/01/35 – AGM Insured	2/26 at 100.00	AA	$249,290
260	4.000%, 2/01/38 – AGM Insured	2/26 at 100.00	AA	279,695
7,980	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series 2018A, 5.000%, 1/01/49	7/28 at 100.00	Aa3	9,610,474
3,715	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46	1/24 at 100.00	Aa3	4,179,858
56,845	Total Utilities			58,354,583
	Water and Sewer – 0.3%
1,240	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A-	1,392,607
$ 402,540	Total Long-Term Investments (cost $409,600,532)			432,872,370

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.7%
	MUNICIPAL BONDS – 2.7%
	Health Care – 2.7%
$ 1,100	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Variable Rate Demand Obligations, Mayo Clinic Series 2008A, 1.430%, 11/15/38 (5)	7/19 at 100.00	A-1+	$1,100,000
2,500	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Variable Rate Demand Obligations, Mayo Clinic Series 2008B, 1.430%, 11/15/38 (5)	8/19 at 100.00	A-1+	2,500,000
8,500	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Variable Rate Demand Obligations, Mayo Clinic, Series 2011B, 1.430%, 11/15/38 (5)	7/19 at 100.00	A-1+	8,500,000
$ 12,100	Total Short-Term Investments (cost $12,100,000)			12,100,000
	Total Investments (cost $421,700,532) – 99.6%			444,972,370
	Other Assets Less Liabilities – 0.4%			1,607,704
	Net Assets – 100%			$ 446,580,074
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
See accompanying notes to financial statements.

Nuveen Nebraska Municipal Bond Fund
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.5%
	MUNICIPAL BONDS – 97.5%
	Consumer Staples – 0.6%
$ 475	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/19 at 100.00	B-	$ 452,870
	Education and Civic Organizations – 9.5%
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2008, 5.625%, 5/01/40	7/19 at 100.00	AA-	1,002,010
1,500	Douglas County, Nebraska, Educational Facilities Revenue Bonds, Creighton University Projects, Refunding Series 2017, 5.000%, 7/01/47	7/27 at 100.00	A2	1,757,460
	Lincoln, Nebraska, Educational Facilities Revenue and Refunding Bonds, Nebraska Wesleyan University Project, Series 2012:
685	3.300%, 4/01/25	4/22 at 100.00	A-	712,619
410	4.000%, 4/01/32	4/22 at 100.00	A-	426,802
525	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project, Refunding Series 2011, 5.450%, 9/01/35	5/21 at 100.00	Aa3	562,301
1,000	University of Nebraska Facilities Corporation, Nebraska, Facilities Bonds, Refunding Series 2017B, 4.000%, 5/15/37	11/27 at 100.00	Aa1	1,114,260
600	University of Nebraska, Revenue Bonds, Omaha Student Housing Project, Refunding Series 2017A, 5.000%, 5/15/32	11/27 at 100.00	Aa1	735,930
1,000	University of Nebraska, Revenue Bonds, Refunding Lincoln Student Fees and Facilities Series 2011, 5.000%, 7/01/42	1/22 at 100.00	Aa1	1,077,380
6,720	Total Education and Civic Organizations			7,388,762
	Health Care – 13.4%
200	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A	6/26 at 100.00	BB	223,058
	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children's Hospital Obligated Group, Series 2017:
180	5.000%, 11/15/37	5/27 at 100.00	AA-	211,264
1,050	5.000%, 11/15/47	5/27 at 100.00	AA-	1,207,636
775	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/44	5/24 at 100.00	BBB+	842,069
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
500	4.125%, 11/01/36	11/25 at 100.00	A	529,700
1,000	5.000%, 11/01/45	11/25 at 100.00	A	1,117,420
	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012:
1,000	4.000%, 11/01/37	11/21 at 100.00	A-	1,020,520
2,800	5.000%, 11/01/42	11/21 at 100.00	A-	2,950,220

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 250	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Refunding Series 2017A, 5.000%, 7/01/30	7/27 at 100.00	BBB	$291,210
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Series 2018:
500	5.000%, 7/01/34	7/25 at 100.00	BBB	555,395
435	5.000%, 7/01/35	7/25 at 100.00	BBB	482,276
875	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional West Medical Center Project, Refunding & Improvement Series 2016A, 5.250%, 2/01/37	2/27 at 100.00	BBB+	970,375
9,565	Total Health Care			10,401,143
	Housing/Single Family – 3.9%
955	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Refunding Series 2016A, 3.500%, 9/01/36	3/25 at 100.00	AA+	984,681
990	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2016C, 3.350%, 9/01/36	9/25 at 100.00	AA+	1,014,800
1,000	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019A, 3.400%, 9/01/39	3/28 at 100.00	AA+	1,031,370
2,945	Total Housing/Single Family			3,030,851
	Long-Term Care – 5.9%
900	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.625%, 1/01/40	1/20 at 100.00	AA	918,648
3,385	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.625%, 1/01/40	1/20 at 100.00	AA	3,455,137
220	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/23	No Opt. Call	A	251,869
4,505	Total Long-Term Care			4,625,654
	Tax Obligation/General – 22.4%
705	Adams County School District 18, Nebraska, General Obligation Bonds, Hastings Public Schools, Series 2014, 4.000%, 12/15/44	7/19 at 100.00	Aa3	706,459
500	Adams County School District 18, Nebraska, General Obligation Bonds, Hastings Public Schools, Series 2017, 4.500%, 12/15/44	1/22 at 100.00	Aa3	531,865
	Adams County School District 18, Nebraska, General Obligation Bonds, Hastings Public Schools, Series 2019:
600	4.000%, 12/15/38	5/29 at 100.00	Aa3	673,428
500	4.000%, 12/15/44	5/29 at 100.00	Aa3	553,870
500	Buffalo County School District 007 Kearney Public Schools, Nebraska, General Obligation Bonds, School Building Series 2016, 3.000%, 12/15/36	4/26 at 100.00	AA-	506,735
	Colfax County School District 123 Schuyler Community Schools, Nebraska, General Obligation Bonds, Refunding Series 2019:
500	4.000%, 12/15/36	5/24 at 100.00	A1	535,270
500	4.000%, 12/15/39	5/24 at 100.00	A1	531,495
1,090	Douglas County School District 059, Nebraska, General Obligation Bonds, Bennington Public Schools, School Building Series 2019, 4.000%, 6/15/33	3/24 at 100.00	AA-	1,173,527

Nuveen Nebraska Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,000	Douglas County School District 059, Nebraska, General Obligation Bonds, Bennington Public Schools, Series 2016, 3.375%, 12/15/41	12/25 at 100.00	AA-	$1,020,110
750	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Series 2016, 4.000%, 12/15/36	12/25 at 100.00	AA-	821,107
1,000	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Series 2018, 4.000%, 12/15/38	12/28 at 100.00	AA-	1,118,730
750	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Series 2019, 4.000%, 12/15/39	12/29 at 100.00	AA-	844,830
1,000	Kearney County School District 503, Nebraska, General Obligation Bonds, Series 2014, 4.000%, 12/15/39	12/19 at 100.00	A+	1,006,810
195	Omaha, Nebraska, General Obligation Bonds, Convention Center Project, Series 2004, 5.250%, 4/01/26	No Opt. Call	AA+	241,513
500	Omaha, Nebraska, General Obligation Bonds, Refunding & Various Purpose Series 2017A, 4.000%, 4/15/33	4/27 at 100.00	AA+	560,420
500	Omaha, Nebraska, General Obligation Bonds, Refunding & Various Purpose Series 2018A, 4.000%, 1/15/37	1/27 at 100.00	AA+	552,225
500	Omaha, Nebraska, Special Tax Redevelopment Bonds, Series 2018A, 5.000%, 1/15/33	1/27 at 100.00	AA+	601,510
750	Platte County School District 001, Columbus Public Schools, Nebraska, General Obligation Bonds, School Building Series 2014, 5.000%, 12/15/39	6/24 at 100.00	Aa2	858,390
1,000	Sarpy County School District 037, Nebraska, General Obligation Bonds, Gretna Public Schools, Series 2019, 5.000%, 6/15/40	6/29 at 100.00	AA-	1,226,200
	Sarpy County School District 1, Bellevue Public School, Nebraska, General Obligation Bonds, School Building Series 2017:
550	5.000%, 12/15/29	12/27 at 100.00	Aa3	683,931
500	5.000%, 12/15/35	12/27 at 100.00	Aa3	603,315
500	Scotts Bluff County School District 16, Nebraska, General Obligation Bonds, Gering Public Schools Series 2017, 5.000%, 12/01/46	5/22 at 100.00	A2	542,580
	Southeast Community College Area, Nebraska, Certificates of Participation, Series 2018:
215	5.000%, 12/15/30	6/28 at 100.00	Aa1	270,464
1,000	5.000%, 12/15/47	6/28 at 100.00	Aa1	1,192,520
15,605	Total Tax Obligation/General			17,357,304
	Tax Obligation/Limited – 6.5%
500	Columbus, Nebraska, Sales Tax Revenue Bonds, Police & Fire Project, Series 2018, 4.000%, 9/15/27	9/23 at 100.00	A	543,765
265	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	BB	276,345
2,460	Lincoln- West Haymarket Joint Public Agency, Nebraska, General Obligation Facility Bonds, Series 2011, 5.000%, 12/15/42	12/21 at 100.00	AAA	2,656,086
500	Omaha Public Facilities Corporation, Nebraska, Lease Revenue Bonds, Omaha Baseball Stadium Project, Series 2016, 4.000%, 6/01/36	6/26 at 100.00	AA+	547,645
500	Papio-Missouri River Natural Resources District, Nebraska, Flood Protection and Water Quality Enhancement Revenue Bonds, Series 2017, 4.000%, 12/15/31	6/22 at 100.00	AA	529,205
500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 4.550%, 7/01/40	7/28 at 100.00	N/R	497,970
4,725	Total Tax Obligation/Limited			5,051,016

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation – 5.2%
	Guam International Airport Authority, Revenue Bonds, Series 2013C:
$ 500	6.000%, 10/01/34 – AGM Insured (AMT)	10/23 at 100.00	AA	$584,190
165	6.375%, 10/01/43 (AMT)	10/23 at 100.00	BBB+	191,535
825	Lincoln, Nebraska, Airport Revenue Bonds, Series 2015A, 4.000%, 7/01/45	7/25 at 100.00	Aa1	886,166
	Omaha Airport Authority, Nebraska, Airport Facilities Revenue Refunding Bonds, Series 2017A:
1,000	5.000%, 12/15/34 (AMT)	12/26 at 100.00	AA-	1,176,420
1,000	5.000%, 12/15/36 (AMT)	12/26 at 100.00	AA-	1,171,260
3,490	Total Transportation			4,009,571
	U.S. Guaranteed – 1.6% (4)
	Omaha, Nebraska, General Obligation Bonds, Refunding & Various Purpose Series 2013A:
715	4.500%, 11/15/28 (Pre-refunded 11/15/23)	11/23 at 100.00	AA+	809,909
365	4.500%, 11/15/29 (Pre-refunded 11/15/23)	11/23 at 100.00	AA+	413,450
1,080	Total U.S. Guaranteed			1,223,359
	Utilities – 23.2%
	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A:
20	5.250%, 12/01/19	No Opt. Call	A	20,306
800	5.250%, 12/01/21	No Opt. Call	A	859,760
465	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding Crossover Series 2017A, 5.000%, 9/01/37	No Opt. Call	A	593,973
2,350	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	2,549,327
1,500	Fremont, Nebraska, Combined Utilities System Revenue Bonds, Series 2014B, 5.000%, 7/15/34	7/21 at 100.00	AA-	1,599,540
235	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	250,578
870	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2018, 5.000%, 9/01/34	3/27 at 100.00	AA	1,045,296
110	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/31	4/22 at 100.00	A	119,414
1,850	Nebraska Public Power District, General Revenue Bonds, Series 2012A, 5.000%, 1/01/34	1/22 at 100.00	A+	1,992,654
1,500	Nebraska Public Power District, General Revenue Bonds, Series 2016A, 5.000%, 1/01/41	1/26 at 100.00	A+	1,732,500
500	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Refunding Series 2015C, 4.000%, 2/01/38	2/25 at 100.00	AA	539,145
1,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Refunding Series 2016A, 4.000%, 2/01/38	2/26 at 100.00	AA	1,087,810
1,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2017A, 5.000%, 2/01/42	12/27 at 100.00	AA	1,191,420
1,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2018A, 5.000%, 2/01/39	2/28 at 100.00	AA	1,203,840
320	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Refunding Series 2015A, 3.500%, 2/01/42	2/25 at 100.00	A+	329,174
1,000	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2015A, 5.000%, 1/01/31	1/25 at 100.00	A2	1,146,470

Nuveen Nebraska Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,500	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/40	7/26 at 100.00	A2	$ 1,732,335
16,020	Total Utilities			17,993,542
	Water and Sewer – 5.3%
415	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A-	466,074
1,515	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	1,676,726
500	Metropolitan Utilities District Omaha, Nebraska, Water Revenue Bonds, Series 2015, 3.250%, 12/01/32	12/25 at 100.00	Aa2	518,830
1,395	Omaha, Nebraska, Sanitary Sewage System Revenue Bonds, Series 2011, 4.250%, 11/15/41	11/21 at 100.00	AA	1,451,526
3,825	Total Water and Sewer			4,113,156
$ 68,955	Total Long-Term Investments (cost $72,349,942)			75,647,228
	Other Assets Less Liabilities – 2.5%			1,938,081
	Net Assets – 100%			$ 77,585,309
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
See accompanying notes to financial statements.

Nuveen Oregon Intermediate Municipal Bond Fund
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.7%
	MUNICIPAL BONDS – 98.7%
	Education and Civic Organizations – 4.9%
$ 2,500	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2014A, 4.500%, 5/01/29	5/22 at 100.00	BBB	$2,660,375
1,095	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2015A, 5.000%, 5/01/30	5/25 at 100.00	BBB	1,234,306
	Forest Grove, Oregon, Student Housing Revenue Bonds, Oak Tree Foundation, Inc Project, Series 2017:
350	5.000%, 3/01/23	No Opt. Call	BBB-	381,056
440	5.000%, 3/01/24	No Opt. Call	BBB-	486,600
405	5.000%, 3/01/25	No Opt. Call	BBB-	454,677
1,270	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Refunding Series 2014B, 5.000%, 4/01/27	4/24 at 100.00	AAA	1,475,486
120	Oregon Facilities Authority, Revenue Bonds, Howard Street Charter School Project, Series 2019A, 5.000%, 6/15/29, 144A	6/27 at 102.00	N/R	126,085
500	Oregon Facilities Authority, Revenue Bonds, Lewis & Clark College Project, Refunding Series 2011A, 5.250%, 10/01/24	10/21 at 100.00	A-	539,895
500	Oregon Facilities Authority, Revenue Bonds, Linfield College, Series 2010A, 4.750%, 10/01/28	10/20 at 100.00	Baa1	517,785
100	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2015A, 5.500%, 6/15/35, 144A	6/25 at 100.00	N/R	103,997
600	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2016A, 5.000%, 6/15/33	6/25 at 100.00	N/R	609,660
	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A:
795	5.000%, 7/01/30	7/27 at 100.00	Aa2	980,489
400	4.000%, 7/01/32	7/27 at 100.00	Aa2	452,400
	Oregon Facilities Authority, Revenue Bonds, University of Portland Projects, Series 2015A:
450	5.000%, 4/01/29	4/25 at 100.00	A	524,318
700	5.000%, 4/01/30	4/25 at 100.00	A	812,357
210	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series 2010A, 4.000%, 10/01/24	4/20 at 100.00	A	214,332
10,435	Total Education and Civic Organizations			11,573,818
	Health Care – 14.8%
1,035	Astoria Hospital Facilities Authority, Oregon, Hospital Revenue and Refunding Bonds, Columbia Memorial Hospital, Series 2012, 5.000%, 8/01/23	8/22 at 100.00	A-	1,136,761
	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint Charles Health System, Inc, Series 2016A:
375	4.000%, 1/01/33	1/26 at 100.00	A+	403,043
1,000	5.000%, 1/01/33	1/26 at 100.00	A+	1,158,000

Nuveen Oregon Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Sky Lakes Medical Center Project, Refunding Series 2016:
$ 495	5.000%, 9/01/29	9/26 at 100.00	A	$589,525
400	5.000%, 9/01/31	9/26 at 100.00	A	470,772
500	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Sky Lakes Medical Center Project, Series 2012, 4.000%, 9/01/24	9/22 at 100.00	A	534,765
1,900	Medford Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Asante Health System, Refunding Series 2010, 5.500%, 8/15/28 – AGM Insured	8/20 at 100.00	AA	1,983,961
	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Adventist Health System/West, Series 2009A:
855	4.500%, 9/01/21	9/19 at 100.00	A+	860,746
1,940	5.000%, 9/01/21	9/19 at 100.00	A+	1,956,451
1,000	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Series 2016A, 5.000%, 6/01/30	6/26 at 100.00	A+	1,198,010
1,020	Oregon Facilities Authority, Revenue Bonds, Legacy Health System, Refunding Series 2010A, 4.750%, 3/15/24	3/20 at 100.00	A+	1,043,429
	Oregon Facilities Authority, Revenue Bonds, Peacehealth System, Refunding Series 2014A:
690	5.000%, 11/15/25	5/24 at 100.00	AA-	794,480
4,155	4.125%, 11/15/32	5/24 at 100.00	AA-	4,478,592
375	Oregon Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2011C, 5.000%, 10/01/20	No Opt. Call	AA-	392,096
1,815	Oregon Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2013A, 5.000%, 10/01/23	No Opt. Call	AA-	2,070,824
	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services, Refunding Series 2010A:
1,250	5.000%, 10/01/19	No Opt. Call	BBB+	1,263,313
430	5.000%, 10/01/23	10/20 at 100.00	BBB+	450,696
500	5.000%, 10/01/24	10/20 at 100.00	BBB+	524,870
	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services, Refunding Series 2016A:
485	5.000%, 10/01/29	10/26 at 100.00	BBB+	562,639
1,325	5.000%, 10/01/30	10/26 at 100.00	BBB+	1,525,936
	Oregon Health and Science University, Revenue Bonds, Refunding Series 2012A:
925	5.000%, 7/01/25	7/22 at 100.00	AA-	1,016,584
1,195	5.000%, 7/01/26	7/22 at 100.00	AA-	1,313,317
4,000	Oregon Health and Science University, Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/33	7/26 at 100.00	AA-	4,758,960
1,000	Oregon Health and Science University, Revenue Bonds, Series 2012E, 4.000%, 7/01/29	7/22 at 100.00	AA-	1,071,600

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Refunding Series 2016A:
$ 1,355	5.000%, 5/15/29	5/26 at 100.00	AA-	$1,616,149
560	5.000%, 5/15/30	5/26 at 100.00	AA-	664,776
1,000	5.000%, 5/15/31	5/26 at 100.00	AA-	1,177,710
31,580	Total Health Care			35,018,005
	Housing/Multifamily – 1.8%
	Clackamas County Housing Authority, Oregon, Multifamily Housing Revenue Bonds, Easton Ridge Apartments Project, Series 2013A:
285	4.000%, 9/01/22	No Opt. Call	Aa2	304,602
195	4.000%, 9/01/23	3/23 at 100.00	Aa2	209,925
340	Home Forward, Oregon, Multifamily Housing Revenue Bonds, Lovejoy Station Apartments, Refunding Series 2016, 4.000%, 7/15/29	7/26 at 100.00	Aa2	374,962
	Oregon Facilities Authority, Revenue Bonds, CHF Ashland Southern Oregon University Project Series 2012:
1,185	4.350%, 7/01/27	7/22 at 100.00	AA	1,273,057
400	4.700%, 7/01/33	7/22 at 100.00	AA	428,064
1,000	Oregon Facilities Authority, Revenue Bonds, College Housing Northwest Projects, Refunding Series 2013, 5.000%, 10/01/24	10/23 at 100.00	BBB-	1,098,400
	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A:
85	4.000%, 7/01/19 (AMT)	No Opt. Call	Aaa	85,115
60	4.250%, 7/01/21 (AMT)	1/20 at 100.00	Aaa	60,051
450	Portland Housing Authority, Oregon, Housing Revenue Bonds, Yards at Union Station Project, Refunding Series 2007, 4.750%, 5/01/22 (AMT)	7/19 at 100.00	Aa2	450,941
4,000	Total Housing/Multifamily			4,285,117
	Information Technology – 1.1%
2,375	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds, Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory Put 8/14/23)	No Opt. Call	A+	2,432,190
	Long-Term Care – 4.0%
	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds, Willamette View Project, Series 2017A:
525	4.000%, 5/15/24	No Opt. Call	N/R	559,912
445	4.000%, 11/15/24	No Opt. Call	N/R	477,383
355	4.000%, 5/15/25	No Opt. Call	N/R	381,004
460	4.000%, 11/15/25	No Opt. Call	N/R	496,294
200	4.000%, 5/15/26	11/25 at 102.00	N/R	215,710
400	4.000%, 11/15/26	11/25 at 102.00	N/R	433,460
350	4.000%, 5/15/27	11/25 at 102.00	N/R	378,956
350	4.000%, 11/15/27	11/25 at 102.00	N/R	380,573

Nuveen Oregon Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Medford Hospital Facilities Authority, Oregon, Revenue Bonds, Rogue Valley Manor, Series 2013:
$ 250	5.000%, 10/01/19	No Opt. Call	A-	$252,705
450	5.000%, 10/01/24	10/23 at 100.00	A-	504,796
1,500	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bond, Terwilliger Plaza, Inc, Refunding Series 2012, 5.000%, 12/01/29	12/22 at 100.00	BBB	1,614,675
325	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bond, Terwilliger Plaza, Inc, Refunding Series 2016, 5.000%, 12/01/30	12/26 at 100.00	BBB	373,796
700	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A, 5.000%, 10/01/24	No Opt. Call	N/R	780,066
1,040	Polk County Hospital Facility Authority, Oregon, Revenue Bonds, Dallas Retirement Village Project, Series 2015A, 5.125%, 7/01/35	7/25 at 100.00	N/R	1,099,644
	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Capital Manor, Inc, Refunding Series 2012:
345	5.000%, 5/15/22	No Opt. Call	BBB	376,133
550	5.750%, 5/15/27	5/22 at 100.00	BBB	609,570
450	Yamhill County Hospital Authority, Oregon, Revenue Bonds, Friendsview Retirement Community, Refunding Series 2016A, 5.000%, 11/15/31	11/24 at 102.00	N/R	504,985
8,695	Total Long-Term Care			9,439,662
	Tax Obligation/General – 44.4%
1,365	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/26	No Opt. Call	AA+	1,678,418
1,105	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Series 2014B, 5.000%, 6/15/27	6/24 at 100.00	AA+	1,291,126
	Benton and Linn Counties District School District 509J Corvallis, Oregon, General Obligation Bonds, Series 2018A:
350	0.000%, 6/15/26	No Opt. Call	AA+	408,142
2,835	0.000%, 6/15/27	No Opt. Call	AA+	3,363,983
	Blue Mountain Hospital District, Grant County, Oregon, General Obligation Bonds, Refunding Series 2010:
655	4.500%, 2/01/20	No Opt. Call	Baa3	667,157
280	5.000%, 2/01/21	No Opt. Call	Baa3	294,776
	Central Oregon Community College District, Crook, Jefferson, Deschutes, Klamath, Lake, and Wasco Counties, Oregon, General Obligation Bonds, Series 2010:
1,000	4.000%, 6/15/19	No Opt. Call	AA+	1,000,810
810	4.500%, 6/15/20	No Opt. Call	AA+	836,025
500	Central Oregon Community College District, Crook, Jefferson, Deschutes, Klamath, Lake, and Wasco Counties, Oregon, General Obligation Bonds, Series 2014, 5.000%, 6/01/29	6/24 at 100.00	AA	578,990
1,100	Chemeketa Community College District, Oregon, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/15/26	6/24 at 100.00	AA+	1,282,314
200	Clackamas and Multnomah Counties School District 7J Lake Oswego, Oregon, General Obligation Bonds, Refunding Series 2005, 5.250%, 6/01/25 – AGM Insured	No Opt. Call	Aa1	242,820
1,640	Clackamas and Multnomah Counties School District 7J Lake Oswego, Oregon, General Obligation Bonds, Series 2017, 4.000%, 6/01/32	6/27 at 100.00	AA+	1,845,574

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds, Refunding Series 2015:
$ 1,250	5.000%, 6/15/28	6/25 at 100.00	AA+	$1,494,925
2,000	5.000%, 6/15/30	6/25 at 100.00	AA+	2,375,580
1,135	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/15/28	6/24 at 100.00	AA+	1,322,559
1,000	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2017B, 5.000%, 6/15/30	6/27 at 100.00	AA+	1,234,950
	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2018:
585	5.000%, 6/15/31	6/28 at 100.00	Aa1	732,069
550	5.000%, 6/15/32	6/28 at 100.00	Aa1	685,844
1,500	Clackamas County School District 46 Oregon Trail, Oregon, General Obligation Bonds, Refunding Series 2017, 5.000%, 6/15/30	6/27 at 100.00	AA+	1,857,465
325	Clackamas County School District 62, Oregon City, Oregon, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/29 – Municipal Assurance Insured	6/24 at 100.00	Aa3	375,167
570	Clackamas County School District 62, Oregon City, Oregon, General Obligation Bonds, Refunding Series 2018B, 5.000%, 6/15/33	6/28 at 100.00	AA+	707,575
525	Clackamas County School District 86, Oregon, General Obligation Bonds, Refunding Series 2012A, 5.000%, 6/15/25	6/22 at 100.00	AA+	579,049
500	Clatsop County School District 1C Astoria, Oregon, General Obligation Bonds, Series 2019B, 5.000%, 6/15/30	6/29 at 100.00	Aa1	639,925
500	Clatsop County, Oregon, General Obligation Bonds, Series 2019, 5.000%, 6/15/31	6/29 at 100.00	Aa2	636,740
450	Columbia County School District 502 Saint Helens, Oregon, General Obligation Bonds, Series 2017, 5.000%, 6/15/33	6/27 at 100.00	Aa1	546,804
1,000	David Douglas School District 40, Multnomah County, Oregon, General Obligation Bonds, Series 2012B, 0.000%, 6/15/25	No Opt. Call	AA+	892,120
3,055	Deshutes and Jefferson Counties School District 2J Redmond, Oregon, General Obligation Bonds, Series 2008, 0.000%, 6/15/22	No Opt. Call	Aa1	2,903,839
2,000	Greater Albany School District 8J, Linn & Benton Counties, Oregon, General Obligation Bonds, Series 2017, 5.000%, 6/15/32	6/27 at 100.00	AA+	2,451,860
2,825	Hood River County School District, Oregon, General Obligation Bonds, Refunding Series 2016, 4.000%, 6/15/29	6/26 at 100.00	AA+	3,211,629
	Jackson County School District 5 Ashland, Oregon, General Obligation Bonds, Series 2019:
2,120	5.000%, 6/15/31 (WI/DD, Settling 6/05/19)	6/29 at 100.00	AA+	2,712,964
2,260	5.000%, 6/15/32 (WI/DD, Settling 6/05/19)	6/29 at 100.00	AA+	2,873,906
1,620	5.000%, 6/15/33 (WI/DD, Settling 6/05/19)	6/29 at 100.00	AA+	2,048,231
1,250	Jackson County School District 549C, Oregon, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/15/28	6/25 at 100.00	AA+	1,494,962
1,000	Josephine County Unit School District Three Rivers, Oregon, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/15/19 – NPFG Insured	No Opt. Call	Aa1	1,018,960
495	Keizer, Oregon, General Obligation Assessment Bonds, Keizer Station Area A Local Improvement District, Series 2008, 5.200%, 6/01/31	7/19 at 100.00	Aa3	496,302

Nuveen Oregon Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,635	Lake County School District 52 Bethel, Oregon, General Obligation Bonds, Series 2013B, 5.000%, 6/15/33	6/24 at 100.00	Aa1	$1,873,040
1,200	Lake Oswego, Oregon, General Obligation Bonds, Refunding Full Faith & Credit Series 2017, 4.000%, 12/01/31	12/27 at 100.00	AAA	1,383,348
1,105	Lane County School District 4J Eugene, Oregon, General Obligation Bonds, Series 2019, 4.000%, 6/15/35	6/29 at 100.00	Aa1	1,262,219
975	Local Oregon Capital Assets Program, Certificates of Participation, City of Cottage Grove, Series 2013A, 4.000%, 9/15/19	No Opt. Call	A2	981,659
	Marion and Polk Counties School District 24J, Salem-Kreizer, Oregon, General Obligation Bonds, Series 2018:
1,500	5.000%, 6/15/31	6/28 at 100.00	AA+	1,882,740
2,000	5.000%, 6/15/33	6/28 at 100.00	AA+	2,493,920
	Marion County School District 103 Woodburn, Oregon, General Obligation Bonds, Series 2015:
1,000	5.000%, 6/15/27	6/25 at 100.00	Aa1	1,199,150
1,000	5.000%, 6/15/33	6/25 at 100.00	Aa1	1,175,990
1,000	Marion County School District 15 North Marion, Oregon, General Obligation Bonds, Series 2018B, 5.000%, 6/15/31	6/28 at 100.00	AA+	1,240,180
300	Marion-Clackamas Counties School District 4J Silver Falls, Oregon, General Obligation Bonds, Refunding Series 2013, 5.000%, 6/15/24	6/23 at 100.00	Aa1	341,049
	Multnomah County School District 7, Reynolds, Oregon, General Obligation Bonds, Series 2015A:
1,500	5.000%, 6/15/29	6/25 at 100.00	Aa1	1,781,595
2,250	5.000%, 6/15/30	6/25 at 100.00	Aa1	2,659,792
1,190	Nestucca Valley School District 101, Tillamook & Yamhill Counties, Oregon, General Obligation Bonds, Series 2018B Current Interest, 5.000%, 6/15/29	6/28 at 100.00	AA+	1,501,518
	Oregon City, Oregon, General Obligation Bonds, Series 2018:
350	5.000%, 6/01/30	6/28 at 100.00	AA+	441,070
765	5.000%, 6/01/31	6/28 at 100.00	AA+	953,848
1,500	Oregon Department of Administrative Services, General Obligation Bonds, Oregon Opportunity, Refunding Series 2010F, 5.000%, 12/01/20	6/20 at 100.00	AA+	1,553,145
	Oregon State, General Obligation Bonds, Alternative Energy Series 2011B:
540	5.000%, 1/01/20 (AMT)	No Opt. Call	AA+	550,773
560	5.000%, 1/01/21 (AMT)	No Opt. Call	AA+	590,206
100	5.000%, 1/01/23 (AMT)	1/21 at 100.00	AA+	105,274
2,255	Oregon State, General Obligation Bonds, Article XI-Q State Projects, Refunding Series 2016G, 5.000%, 11/01/29	5/26 at 100.00	AA+	2,739,081
	Pacific Communities Health District, Oregon, General Obligation Bonds, Series 2016:
325	5.000%, 6/01/27	6/26 at 100.00	A1	391,661
350	5.000%, 6/01/28	6/26 at 100.00	A1	420,032
750	5.000%, 6/01/29	6/26 at 100.00	A1	895,770
1,000	5.000%, 6/01/30	6/26 at 100.00	A1	1,187,940
770	5.000%, 6/01/31	6/26 at 100.00	A1	910,202

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,210	Phoenix-Talent School District 4, Jackson County, Oregon, General Obligation Bonds, Current Interest Series 2018B, 5.000%, 6/15/32	6/28 at 100.00	AA+	$1,500,957
	Port of Alsea, Lincoln County, Oregon, General Obligation Bonds, Series 2018:
225	3.750%, 6/15/28	No Opt. Call	N/R	237,755
180	4.000%, 6/15/33	6/28 at 100.00	N/R	191,542
900	Portland Community College District, Multnomah County, Oregon, General Obligation Bonds, Refunding Series 2016, 5.000%, 6/15/29	6/26 at 100.00	AA+	1,098,666
	Portland Community College District, Multnomah County, Oregon, General Obligation Bonds, Series 2018:
1,500	5.000%, 6/15/29	6/26 at 100.00	AA+	1,831,110
1,000	5.000%, 6/15/30	6/26 at 100.00	AA+	1,214,150
2,235	Portland, Oregon, General Obligation Bonds, Sellwood Bridge Project, Series 2014A, 5.000%, 6/01/28	6/24 at 100.00	Aaa	2,613,698
340	Redmond, Oregon, Full Faith and Credit Obligations, Refunding Series 2012A, 4.000%, 6/01/25	6/22 at 100.00	Aa3	365,082
350	Redmond, Oregon, Full Faith and Credit Obligations, Series 2014A, 5.000%, 6/01/25	6/24 at 100.00	Aa3	407,414
630	Redmond, Oregon, Full Faith and Credit Obligations, Series 2019B-1, 5.000%, 6/01/36	12/28 at 100.00	Aa3	772,153
	Redmond, Oregon, Full Faith and Credit Obligations, Terminal Expansion Project, Series 2009:
240	4.000%, 6/01/21	6/19 at 100.00	N/R	240,000
200	4.250%, 6/01/23	6/19 at 100.00	N/R	200,000
500	4.625%, 6/01/29	6/19 at 100.00	N/R	500,000
500	Rogue Community College District, Jackson and Josephine Counties, Oregon, General Obligation Bonds, Jackson County Service Area, Series 2016B, 4.000%, 6/15/31	6/26 at 100.00	Aa1	559,010
800	Salem-Keizer School District 24J, Marion and Polk Counties, Oregon, General Obligation Bonds, Series 2009B, 0.000%, 6/15/22	No Opt. Call	AA+	761,792
1,080	Umatilla County School District 016R Pendleton, Oregon, General Obligation Bonds, Series 2014A, 5.000%, 6/15/29	6/24 at 100.00	Aa1	1,251,677
	Umatilla County School District 6R Umatilla, Oregon, General Obligation Bonds, Series 2017:
245	0.000%, 6/15/27	No Opt. Call	AA+	250,912
340	0.000%, 6/15/29	6/27 at 100.00	AA+	344,230
315	0.000%, 6/15/31	6/27 at 100.00	AA+	314,808
1,250	Washington and Clackamas Counties School District 23J Tigard-Tualatin, Oregon, General Obligation Bonds, Series 2017, 5.000%, 6/15/30	6/27 at 100.00	AA+	1,547,887
965	Washington County School District 15, Forest Grove, Oregon, General Obligation Bonds, Series 2012, 0.000%, 6/15/25	No Opt. Call	AA+	859,873
1,320	Washington County, Oregon, General Obligation Bonds, Full Faith & Credit Obligation Series 2016B, 4.000%, 3/01/31	3/26 at 100.00	Aaa	1,485,013
	Washington Multnomah & Yamhill Counties School District 1J Hillsboro, Oregon, General Obligation Bonds, Series 2017:
790	5.000%, 6/15/31	6/27 at 100.00	Aa1	969,599
3,750	5.000%, 6/15/32	6/27 at 100.00	Aa1	4,581,637

Nuveen Oregon Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,000	Washington, Clackamas and Yamhill Counties School District 88J Sherwood, Oregon, General Obligation Bonds, Series 2017B, 5.000%, 6/15/30	6/27 at 100.00	AA+	$1,235,790
	Yamhill County School District 40, McMinnville, Oregon, General Obligation Bonds, Refunding Series 2016:
1,000	4.000%, 6/15/31	6/26 at 100.00	AA+	1,118,020
1,000	4.000%, 6/15/32	6/26 at 100.00	AA+	1,111,330
90,140	Total Tax Obligation/General			104,862,867
	Tax Obligation/Limited – 11.9%
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
2,260	5.000%, 11/15/28	11/25 at 100.00	BB	2,550,885
500	5.000%, 11/15/29	11/25 at 100.00	BB	561,405
750	Metro, Oregon, Dedicated Tax Revenue Bonds, Oregon Convention Center Hotel, Series 2017, 5.000%, 6/15/30	6/27 at 100.00	Aa3	916,807
	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Refunding Senior Lien Series 2014A:
1,980	5.000%, 11/15/26	11/24 at 100.00	AAA	2,343,251
1,000	5.000%, 11/15/27	11/24 at 100.00	AAA	1,183,520
	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Refunding Senior Lien Series 2015A:
2,000	5.000%, 11/15/27	11/24 at 100.00	AAA	2,367,040
2,500	5.000%, 11/15/28	11/24 at 100.00	AAA	2,954,075
1,000	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012B, 5.000%, 6/15/23	6/22 at 100.00	A1	1,096,710
2,030	Portland, Oregon, South Park Blocks Urban Renewal and Redevelopment Bonds, Series 2008B, 5.000%, 6/15/21	6/19 at 100.00	Aa3	2,032,213
2,655	Portland, Oregon, Urban Renewal and Redevelopment Revenue Bonds, North Macadam Series 2010B, 5.000%, 6/15/24	6/20 at 100.00	A1	2,745,217
1,600	Seaside, Clatsop County, Oregon, Transient Lodgings Tax Revenue Bonds, Series 2018, 5.000%, 12/15/30	6/28 at 100.00	A3	1,957,680
1,000	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2017A, 5.000%, 10/01/27	No Opt. Call	A	1,244,210
	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2018A:
1,000	5.000%, 10/01/31	4/28 at 100.00	A	1,216,820
750	4.000%, 10/01/33	4/28 at 100.00	A	836,512
	Tri-County Metropolitan Transportation District, Oregon, Payroll Tax Revenue Bonds, Refunding Senior Lien Series 2016A:
1,000	4.000%, 9/01/31	9/26 at 100.00	AAA	1,132,020
655	4.000%, 9/01/32	9/26 at 100.00	AAA	736,521

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Tri-County Metropolitan Transportation District, Oregon, Payroll Tax Revenue Bonds, Senior Lien Series 2018A:
$ 1,000	5.000%, 9/01/30	9/27 at 100.00	AAA	$1,245,220
855	5.000%, 9/01/31	9/27 at 100.00	AAA	1,057,755
24,535	Total Tax Obligation/Limited			28,177,861
	Transportation – 3.5%
	Jackson County, Oregon, Airport Revenue Bonds, Refunding Series 2016:
395	5.000%, 12/01/30 – AGM Insured	6/26 at 100.00	AA	472,041
430	5.000%, 12/01/31 – AGM Insured	6/26 at 100.00	AA	511,249
380	5.000%, 12/01/33 – AGM Insured	6/26 at 100.00	AA	449,912
350	4.000%, 12/01/34 – AGM Insured	6/26 at 100.00	AA	383,936
1,030	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2011, 5.000%, 7/01/23 (AMT)	7/21 at 100.00	AA-	1,100,967
1,250	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2015-23, 5.000%, 7/01/28	7/25 at 100.00	AA-	1,489,988
1,850	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2019-25B, 5.000%, 7/01/33 (AMT)	7/29 at 100.00	AA-	2,283,806
1,500	Port of Portland, Oregon, Portland International Airport Passenger Facility Charge Revenue Bonds, Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+	1,608,450
7,185	Total Transportation			8,300,349
	U.S. Guaranteed – 4.2% (4)
1,000	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Legacy Health System, Series 2009A, 5.000%, 7/15/21 (Pre-refunded 7/15/19)	7/19 at 100.00	A1	1,004,000
1,000	Clackamas County School District 46 Oregon Trail, Oregon, General Obligation Bonds, Series 2009A, 5.000%, 6/15/24 (Pre-refunded 6/15/19)	6/19 at 100.00	AA+	1,001,110
255	Clackamas County School District 62, Oregon City, Oregon, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/29 (Pre-refunded 6/01/24) – Municipal Assurance Insured	6/24 at 100.00	N/R	297,368
1,105	Local Oregon Capital Assets Program, Certificates of Participation, City of Cottage Grove, Series 2013A, 4.250%, 9/15/23 (Pre-refunded 9/15/21)	9/21 at 100.00	A2	1,174,394
945	Oregon Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30 (Pre-refunded 9/01/20), 144A	9/20 at 100.00	N/R	993,186
1,000	Oregon Facilities Authority, Revenue Bonds, Peacehealth System, Refunding Series 2009A, 5.000%, 11/01/20 (Pre-refunded 11/01/19)	11/19 at 100.00	AA-	1,014,180
1,000	Oregon Facilities Authority, Revenue Bonds, Reed College, Refunding Series 2011A, 5.000%, 7/01/29 (Pre-refunded 7/01/20)	7/20 at 100.00	Aa2	1,038,490
400	Salem, Oregon, General Obligation Bonds, Series 2009, 5.000%, 6/01/22 (Pre-refunded 6/01/19)	6/19 at 100.00	AA	400,000
	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2011A:
1,000	5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	A	1,081,090
1,715	5.000%, 10/01/26 (Pre-refunded 10/01/21)	10/21 at 100.00	A	1,854,069
9,420	Total U.S. Guaranteed			9,857,887

Nuveen Oregon Intermediate Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities – 0.9%
	Central Lincoln Peoples Utility District, Oregon, Electric Revenue Bonds, Series 2016:
$ 500	3.500%, 12/01/29	12/25 at 100.00	AA-	$542,230
350	5.000%, 12/01/33	12/25 at 100.00	AA-	412,888
350	5.000%, 12/01/34	12/25 at 100.00	AA-	411,505
500	Emerald Peoples Utility District, Oregon, Electric System Revenue Bonds, Refunding Series 2013, 5.000%, 11/01/22 – AGM Insured	No Opt. Call	A1	556,900
250	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/21 – AGM Insured	No Opt. Call	AA	268,530
1,950	Total Utilities			2,192,053
	Water and Sewer – 7.2%
1,295	Albany, Oregon, General Obligation Bonds, Refunding Series 2013, 5.000%, 8/01/25	8/23 at 100.00	Aa3	1,469,152
270	Clackamas River Water, Oregon, Water Revenue Bonds, Series 2016, 5.000%, 11/01/33	5/25 at 100.00	AA-	315,130
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016:
1,065	5.000%, 7/01/28	7/26 at 100.00	A-	1,230,384
1,120	5.000%, 7/01/29	7/26 at 100.00	A-	1,286,891
1,180	5.000%, 7/01/30	7/26 at 100.00	A-	1,346,935
1,995	Portland, Oregon, Sewer System Revenue Bonds, Second Lien Series 2018A, 4.500%, 5/01/30	5/26 at 100.00	Aa2	2,328,085
2,500	Portland, Oregon, Water System Revenue Bonds, Refunding First Lien Series 2016A, 4.000%, 4/01/33	4/26 at 100.00	Aaa	2,790,600
	Redmond, Oregon, Water Revenue Bonds, Series 2010:
450	4.500%, 6/01/25	6/20 at 100.00	Aa3	462,609
5	4.500%, 6/01/30	6/20 at 100.00	Aa3	5,136
1,000	Sunrise Water Authority, Oregon, Water Revenue Bonds, Refunding Series 2014, 4.000%, 3/01/23	No Opt. Call	AA	1,088,920
	Tigard, Washington County, Oregon, Water System Revenue Bonds, Series 2012:
1,435	5.000%, 8/01/26	8/22 at 100.00	AA-	1,583,537
1,915	5.000%, 8/01/30	8/22 at 100.00	AA-	2,108,243
900	Woodburn, Marion County, Oregon, Wastewater Revenue Bonds, Refunding Series 2011A, 5.000%, 3/01/20	No Opt. Call	A1	922,446
15,130	Total Water and Sewer			16,938,068
$ 205,445	Total Long-Term Investments (cost $222,496,857)			233,077,877

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.6%
	MUNICIPAL BONDS – 0.6%
	Health Care – 0.6%
$ 1,525	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital, Variable Rate Demand Obligation, Series 2008B, 1.390%, 8/15/34 (5)	8/19 at 100.00	A-1+	$ 1,525,000
$ 1,525	Total Short-Term Investments (cost $1,525,000)			1,525,000
	Total Investments (cost $224,021,857) – 99.3%			234,602,877
	Other Assets Less Liabilities – 0.7%			1,643,788
	Net Assets – 100%			$ 236,246,665
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
May 31, 2019
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Assets
Long-term investments, at value (cost $340,564,409, $409,600,532, $72,349,942 and $222,496,857, respectively)	$357,030,068	$432,872,370	$75,647,228	$233,077,877
Short-term investments, at value (cost approximates value)	2,600,000	12,100,000	—	1,525,000
Cash	81,757	—	785,523	6,649,189
Receivable for:
Interest	3,981,467	5,256,416	1,000,928	2,956,381
Shares sold	1,325,887	1,589,539	317,016	164,521
Other assets	24,278	20,874	15,702	9,556
Total assets	365,043,457	451,839,199	77,766,397	244,382,524
Liabilities
Cash overdraft	—	256,809	—	—
Payable for:
Dividends	397,670	197,339	26,677	224,114
Investments purchased	—	3,566,856	—	7,543,259
Shares redeemed	234,982	814,124	54,812	153,682
Accrued expenses:
Custodian fees	69,982	56,534	15,751	41,698
Directors fees	18,700	13,755	711	2,232
Management fees	160,170	188,425	33,123	104,251
Professional fees	30,210	31,687	20,846	26,223
Shareholder reporting expenses	19,398	25,223	11,209	12,900
12b-1 distribution and service fees	30,360	62,390	9,524	10,274
Other	30,139	45,983	8,434	17,226
Total liabilities	991,611	5,259,125	181,087	8,135,859
Net assets	$364,051,846	$446,580,074	$77,585,310	$236,246,665

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Class A Shares
Net assets	$ 93,955,658	$193,379,079	$33,183,481	$ 29,278,119
Shares outstanding	8,957,344	16,327,680	3,081,260	2,815,256
Net asset value ("NAV") per share	$ 10.49	$ 11.84	$ 10.77	$ 10.40
Offering price per share (NAV per share plus maximum sales charge of 3.00%, 4.20%, 4.20% and 3.00%, respectively, of offering price)	$ 10.81	$ 12.36	$ 11.24	$ 10.72
Class C Shares
Net assets	$ 12,274,449	$ 28,496,293	$ 2,488,047	$ 3,262,174
Shares outstanding	1,177,320	2,408,523	231,508	315,377
NAV and offering price per share	$ 10.43	$ 11.83	$ 10.75	$ 10.34
Class C1 Shares
Net assets	$ 1,350,740	$ 3,333,151	$ 1,086,708	$ —
Shares outstanding	128,324	282,677	101,526	—
NAV and offering price per share	$ 10.53	$ 11.79	$ 10.70	$ —
Class C2 Shares
Net assets	$ 4,618,211	$ 6,458,190	$ 2,087,813	$ 4,035,195
Shares outstanding	441,683	544,870	193,651	388,681
NAV and offering price per share	$ 10.46	$ 11.85	$ 10.78	$ 10.38
Class I Shares
Net assets	$251,852,788	$214,913,361	$38,739,260	$199,671,177
Shares outstanding	24,127,773	18,167,752	3,589,907	19,167,927
NAV and offering price per share	$ 10.44	$ 11.83	$ 10.79	$ 10.42
Fund level net assets consist of:
Capital paid-in	$350,053,302	$433,741,058	$76,534,349	$229,010,553
Total distributable earnings	13,998,544	12,839,016	1,050,961	7,236,112
Fund level net assets	$364,051,846	$446,580,074	$77,585,310	$236,246,665
Authorized shares - per class	2 billion	2 billion	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001	$ 0.0001	$ 0.0001
See accompanying notes to financial statements.

Statement of Operations
Year Ended May 31, 2019
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Investment Income	$12,825,702	$15,927,350	$2,570,413	$ 6,831,744
Expenses
Management fees	1,857,856	2,048,244	379,985	1,213,331
12b-1 service fees - Class A Shares	184,871	351,322	63,456	65,730
12b-1 distibution and service fees - Class C Shares	132,546	279,836	26,703	30,033
12b-1 distibution and service fees - Class C1 Shares	9,790	28,892	8,552	—
12b-1 distibution and service fees - Class C2 Shares	36,400	48,536	18,908	37,562
Shareholder servicing agent fees	116,991	158,278	31,276	65,120
Custodian fees	70,607	67,451	15,122	43,955
Professional fees	48,434	52,305	28,945	39,829
Directors fees	10,817	12,093	2,148	6,942
Shareholder reporting expenses	32,747	44,225	16,638	20,063
Federal and state registration fees	21,055	29,702	29,538	17,185
Other	11,920	10,682	6,044	11,597
Total expenses before fee waiver/expense reimbursement	2,534,034	3,131,566	627,315	1,551,347
Fee waiver/expense reimbursement	—	—	(19,860)	—
Net expenses	2,534,034	3,131,566	607,455	1,551,347
Net investment income (loss)	10,291,668	12,795,784	1,962,958	5,280,397
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(469,301)	(1,179,547)	(141,269)	(441,236)
Change in net unrealized appreciation (depreciation) of investments	8,205,665	10,966,117	1,710,471	7,099,809
Net realized and unrealized gain (loss)	7,736,364	9,786,570	1,569,202	6,658,573
Net increase (decrease) in net assets from operations	$18,028,032	$22,582,354	$3,532,160	$11,938,970
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Minnesota Intermediate		Minnesota
	Year Ended 5/31/19	Year Ended(1) 5/31/18	Year Ended 5/31/19	Year Ended(1) 5/31/18
Operations
Net investment income (loss)	$ 10,291,668	$ 10,251,252	$ 12,795,784	$ 11,495,563
Net realized gain (loss) from investments	(469,301)	(285,608)	(1,179,547)	(495,235)
Change in net unrealized appreciation (depreciation) of investments	8,205,665	(6,493,757)	10,966,117	(4,992,066)
Net increase (decrease) in net assets from operations	18,028,032	3,471,887	22,582,354	6,008,262
Distributions to Shareholders(2)
Dividends (3)
Class A Shares	(2,599,700)	(2,655,104)	(5,400,837)	(5,028,877)
Class C Shares	(265,720)	(283,748)	(634,491)	(690,003)
Class C1 Shares	(35,171)	(47,294)	(115,315)	(298,455)
Class C2 Shares	(108,477)	(126,206)	(161,940)	(193,333)
Class I Shares	(7,338,767)	(7,326,418)	(6,139,361)	(5,581,728)
Decrease in net assets from distributions to shareholders	(10,347,835)	(10,438,770)	(12,451,944)	(11,792,396)
Fund Share Transactions
Proceeds from sale of shares	109,187,229	107,916,066	156,562,811	104,024,426
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,477,085	5,273,516	9,937,656	9,078,659
	114,664,314	113,189,582	166,500,467	113,103,085
Cost of shares redeemed	(132,587,669)	(70,426,038)	(119,430,071)	(71,064,920)
Net increase (decrease) in net assets from Fund share transactions	(17,923,355)	42,763,544	47,070,396	42,038,165
Net increase (decrease) in net assets	(10,243,158)	35,796,661	57,200,806	36,254,031
Net assets at the beginning of period	374,295,004	338,498,343	389,379,268	353,125,237
Net assets at the end of period	$ 364,051,846	$374,295,004	$ 446,580,074	$389,379,268

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Funds' distributions are presented in the Financial Highlights. The distribution information for the Funds as of their most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended May 31, 2018, the Funds' distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Nebraska		Oregon Intermediate
	Year Ended 5/31/19	Year Ended(1) 5/31/18	Year Ended 5/31/19	Year Ended(1) 5/31/18
Operations
Net investment income (loss)	$ 1,962,958	$ 2,027,528	$ 5,280,397	$ 5,000,821
Net realized gain (loss) from investments	(141,269)	133,462	(441,236)	4,952
Change in net unrealized appreciation (depreciation) of investments	1,710,471	(1,489,052)	7,099,809	(5,000,947)
Net increase (decrease) in net assets from operations	3,532,160	671,938	11,938,970	4,826
Distributions to Shareholders(2)
Dividends (3)
Class A Shares	(876,866)	(874,682)	(682,238)	(937,571)
Class C Shares	(51,907)	(66,263)	(37,616)	(48,917)
Class C1 Shares	(29,785)	(57,344)	—	—
Class C2 Shares	(55,304)	(82,745)	(74,502)	(95,630)
Class I Shares	(978,964)	(1,039,814)	(4,254,361)	(4,064,564)
Decrease in net assets from distributions to shareholders	(1,992,826)	(2,120,848)	(5,048,717)	(5,146,682)
Fund Share Transactions
Proceeds from sale of shares	20,344,221	23,265,597	65,368,005	74,793,274
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,641,861	1,678,753	2,243,996	2,397,171
	21,986,082	24,944,350	67,612,001	77,190,445
Cost of shares redeemed	(20,051,683)	(12,641,526)	(72,954,601)	(52,899,366)
Net increase (decrease) in net assets from Fund share transactions	1,934,399	12,302,824	(5,342,600)	24,291,079
Net increase (decrease) in net assets	3,473,733	10,853,914	1,547,653	19,149,223
Net assets at the beginning of period	74,111,576	63,257,662	234,699,012	215,549,789
Net assets at the end of period	$ 77,585,309	$ 74,111,576	$236,246,665	$234,699,012

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Funds' distributions are presented in the Financial Highlights. The distribution information for the Funds as of their most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended May 31, 2018, the Funds' distributions to shareholders were paid from net investment income.
See accompanying notes to financial statements.

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Financial Highlights
Minnesota Intermediate
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (02/94)
2019	$10.26	$0.29	$ 0.23	$ 0.52	$(0.29)	$ —	$(0.29)	$10.49
2018	10.46	0.29	(0.20)	0.09	(0.29)	—	(0.29)	10.26
2017	10.66	0.29	(0.20)	0.09	(0.29)	—	(0.29)	10.46
2016	10.43	0.30	0.23	0.53	(0.30)	—	(0.30)	10.66
2015	10.49	0.31	(0.05)	0.26	(0.32)	—	(0.32)	10.43
Class C (02/14)
2019	10.19	0.20	0.24	0.44	(0.20)	—	(0.20)	10.43
2018	10.39	0.20	(0.19)	0.01	(0.21)	—	(0.21)	10.19
2017	10.60	0.21	(0.21)	—	(0.21)	—	(0.21)	10.39
2016	10.37	0.21	0.24	0.45	(0.22)	—	(0.22)	10.60
2015	10.42	0.22	(0.03)	0.19	(0.24)	—	(0.24)	10.37
Class C1 (10/09)
2019	10.29	0.24	0.24	0.48	(0.24)	—	(0.24)	10.53
2018	10.49	0.24	(0.19)	0.05	(0.25)	—	(0.25)	10.29
2017	10.69	0.25	(0.21)	0.04	(0.24)	—	(0.24)	10.49
2016	10.46	0.25	0.23	0.48	(0.25)	—	(0.25)	10.69
2015	10.52	0.27	(0.05)	0.22	(0.28)	—	(0.28)	10.46
Class C2 (01/11)
2019	10.22	0.23	0.24	0.47	(0.23)	—	(0.23)	10.46
2018	10.42	0.23	(0.20)	0.03	(0.23)	—	(0.23)	10.22
2017	10.62	0.23	(0.20)	0.03	(0.23)	—	(0.23)	10.42
2016	10.39	0.24	0.23	0.47	(0.24)	—	(0.24)	10.62
2015	10.44	0.26	(0.05)	0.21	(0.26)	—	(0.26)	10.39
Class I (02/94)
2019	10.20	0.30	0.25	0.55	(0.31)	—	(0.31)	10.44
2018	10.40	0.31	(0.20)	0.11	(0.31)	—	(0.31)	10.20
2017	10.60	0.31	(0.20)	0.11	(0.31)	—	(0.31)	10.40
2016	10.37	0.32	0.23	0.55	(0.32)	—	(0.32)	10.60
2015	10.43	0.33	(0.05)	0.28	(0.34)	—	(0.34)	10.37

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

5.15%	$ 93,956	0.81%	2.79%	20%
0.92	95,506	0.81	2.78	21
0.88	90,431	0.81	2.79	16
5.15	92,835	0.82	2.81	11
2.52	74,086	0.82	2.97	11

4.42	12,274	1.61	1.99	20
0.10	14,453	1.61	1.98	21
(0.02)	13,522	1.61	2.00	16
4.34	12,184	1.61	1.99	11
1.82	7,067	1.62	2.13	11

4.75	1,351	1.26	2.34	20
0.45	1,797	1.26	2.33	21
0.42	2,118	1.26	2.34	16
4.66	2,386	1.27	2.36	11
2.05	2,415	1.27	2.53	11

4.66	4,618	1.36	2.24	20
0.33	5,251	1.37	2.23	21
0.30	5,937	1.36	2.25	16
4.57	6,626	1.37	2.27	11
2.05	7,093	1.38	2.44	11

5.47	251,853	0.61	2.99	20
1.09	257,288	0.61	2.98	21
1.06	226,491	0.61	2.99	16
5.36	227,359	0.62	3.01	11
2.71	201,903	0.63	3.19	11
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Minnesota
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (07/88)
2019	$11.56	$0.36	$ 0.27	$0.63	$(0.35)	$ —	$(0.35)	$11.84
2018	11.74	0.36	(0.17)	0.19	(0.37)	—	(0.37)	11.56
2017	12.00	0.37	(0.26)	0.11	(0.37)	—	(0.37)	11.74
2016	11.68	0.40	0.34	0.74	(0.42)	—	(0.42)	12.00
2015	11.63	0.43	0.05	0.48	(0.43)	—	(0.43)	11.68
Class C (02/14)
2019	11.55	0.27	0.27	0.54	(0.26)	—	(0.26)	11.83
2018	11.73	0.27	(0.17)	0.10	(0.28)	—	(0.28)	11.55
2017	11.98	0.27	(0.25)	0.02	(0.27)	—	(0.27)	11.73
2016	11.68	0.31	0.32	0.63	(0.33)	—	(0.33)	11.98
2015	11.63	0.33	0.06	0.39	(0.34)	—	(0.34)	11.68
Class C1 (02/99)
2019	11.51	0.31	0.27	0.58	(0.30)	—	(0.30)	11.79
2018	11.69	0.31	(0.17)	0.14	(0.32)	—	(0.32)	11.51
2017	11.95	0.31	(0.26)	0.05	(0.31)	—	(0.31)	11.69
2016	11.64	0.35	0.33	0.68	(0.37)	—	(0.37)	11.95
2015	11.58	0.38	0.06	0.44	(0.38)	—	(0.38)	11.64
Class C2 (01/11)
2019	11.57	0.30	0.27	0.57	(0.29)	—	(0.29)	11.85
2018	11.75	0.30	(0.17)	0.13	(0.31)	—	(0.31)	11.57
2017	12.00	0.30	(0.25)	0.05	(0.30)	—	(0.30)	11.75
2016	11.69	0.34	0.33	0.67	(0.36)	—	(0.36)	12.00
2015	11.63	0.36	0.07	0.43	(0.37)	—	(0.37)	11.69
Class I (08/97)
2019	11.55	0.39	0.27	0.66	(0.38)	—	(0.38)	11.83
2018	11.73	0.39	(0.17)	0.22	(0.40)	—	(0.40)	11.55
2017	11.99	0.39	(0.26)	0.13	(0.39)	—	(0.39)	11.73
2016	11.68	0.43	0.33	0.76	(0.45)	—	(0.45)	11.99
2015	11.62	0.45	0.07	0.52	(0.46)	—	(0.46)	11.68

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

5.61%	$193,379	0.80%	3.17%	25%
1.65	165,020	0.81	3.11	22
0.92	152,704	0.81	3.11	22
6.48	152,744	0.82	3.43	6
4.18	118,335	0.84	3.65	10

4.77	28,496	1.60	2.36	25
0.82	29,110	1.61	2.30	22
0.19	28,195	1.61	2.32	22
5.50	20,608	1.62	2.59	6
3.39	8,623	1.64	2.77	10

5.14	3,333	1.25	2.69	25
1.19	10,201	1.26	2.65	22
0.46	11,562	1.26	2.67	22
5.93	13,015	1.28	2.99	6
3.81	13,296	1.29	3.21	10

5.01	6,458	1.35	2.62	25
1.08	6,615	1.36	2.55	22
0.45	8,106	1.36	2.57	22
5.81	9,442	1.38	2.90	6
3.69	10,199	1.39	3.10	10

5.84	214,913	0.60	3.36	25
1.86	178,434	0.61	3.31	22
1.13	152,558	0.61	3.31	22
6.61	131,019	0.62	3.62	6
4.49	90,131	0.64	3.85	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Nebraska
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (02/01)
2019	$10.55	$0.28	$ 0.23	$ 0.51	$(0.29)	$ —	$(0.29)	$10.77
2018	10.77	0.31	(0.21)	0.10	(0.32)	—	(0.32)	10.55
2017	11.09	0.34	(0.31)	0.03	(0.35)	—	(0.35)	10.77
2016	10.77	0.35	0.30	0.65	(0.33)	—	(0.33)	11.09
2015	10.68	0.34	0.08	0.42	(0.33)	—	(0.33)	10.77
Class C (02/14)
2019	10.52	0.20	0.23	0.43	(0.20)	—	(0.20)	10.75
2018	10.74	0.22	(0.21)	0.01	(0.23)	—	(0.23)	10.52
2017	11.06	0.25	(0.31)	(0.06)	(0.26)	—	(0.26)	10.74
2016	10.74	0.26	0.30	0.56	(0.24)	—	(0.24)	11.06
2015	10.65	0.25	0.09	0.34	(0.25)	—	(0.25)	10.74
Class C1 (02/01)
2019	10.48	0.23	0.23	0.46	(0.24)	—	(0.24)	10.70
2018	10.69	0.26	(0.20)	0.06	(0.27)	—	(0.27)	10.48
2017	11.01	0.29	(0.31)	(0.02)	(0.30)	—	(0.30)	10.69
2016	10.69	0.30	0.29	0.59	(0.27)	—	(0.27)	11.01
2015	10.59	0.29	0.09	0.38	(0.28)	—	(0.28)	10.69
Class C2 (01/11)
2019	10.56	0.23	0.22	0.45	(0.23)	—	(0.23)	10.78
2018	10.77	0.25	(0.20)	0.05	(0.26)	—	(0.26)	10.56
2017	11.10	0.28	(0.32)	(0.04)	(0.29)	—	(0.29)	10.77
2016	10.78	0.29	0.30	0.59	(0.27)	—	(0.27)	11.10
2015	10.68	0.28	0.09	0.37	(0.27)	—	(0.27)	10.78
Class I (02/01)
2019	10.56	0.30	0.24	0.54	(0.31)	—	(0.31)	10.79
2018	10.78	0.33	(0.21)	0.12	(0.34)	—	(0.34)	10.56
2017	11.10	0.36	(0.31)	0.05	(0.37)	—	(0.37)	10.78
2016	10.78	0.37	0.29	0.66	(0.34)	—	(0.34)	11.10
2015	10.68	0.36	0.09	0.45	(0.35)	—	(0.35)	10.78

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

4.94%	$33,183	0.91%	2.68%	0.88%	2.70%	20%
0.98	32,036	0.92	2.84	0.88	2.88	12
0.32	26,201	0.93	3.08	0.89	3.13	11
6.08	26,461	0.91	3.17	0.89	3.19	8
4.00	23,741	0.92	3.11	0.89	3.15	27

4.19	2,488	1.71	1.88	1.68	1.91	20
0.13	2,972	1.72	2.04	1.68	2.08	12
(0.51)	2,966	1.73	2.28	1.69	2.33	11
5.23	2,552	1.71	2.33	1.69	2.36	8
3.17	1,142	1.72	2.28	1.69	2.31	27

4.44	1,087	1.36	2.23	1.33	2.25	20
0.57	2,077	1.37	2.40	1.33	2.44	12
(0.18)	2,339	1.38	2.63	1.34	2.68	11
5.60	2,805	1.37	2.72	1.34	2.75	8
3.61	2,784	1.38	2.68	1.34	2.72	27

4.34	2,088	1.46	2.13	1.43	2.16	20
0.50	3,196	1.47	2.30	1.43	2.34	12
(0.35)	3,549	1.48	2.54	1.44	2.58	11
5.50	3,885	1.47	2.62	1.44	2.65	8
3.52	4,183	1.47	2.56	1.44	2.60	27

5.21	38,739	0.71	2.87	0.68	2.90	20
1.15	33,831	0.72	3.04	0.68	3.07	12
0.48	28,202	0.73	3.28	0.69	3.33	11
6.25	27,439	0.71	3.37	0.69	3.39	8
4.27	25,569	0.72	3.31	0.69	3.34	27

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Oregon Intermediate
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (02/99)
2019	$10.08	$0.22	$ 0.31	$ 0.53	$(0.21)	$ —	$(0.21)	$10.40
2018	10.32	0.22	(0.23)	(0.01)	(0.23)	—	(0.23)	10.08
2017	10.49	0.23	(0.17)	0.06	(0.23)	—	(0.23)	10.32
2016	10.30	0.26	0.20	0.46	(0.27)	—	(0.27)	10.49
2015	10.35	0.29	(0.05)	0.24	(0.29)	—	(0.29)	10.30
Class C (02/14)
2019	10.02	0.14	0.31	0.45	(0.13)	—	(0.13)	10.34
2018	10.26	0.14	(0.24)	(0.10)	(0.14)	—	(0.14)	10.02
2017	10.43	0.15	(0.17)	(0.02)	(0.15)	—	(0.15)	10.26
2016	10.24	0.17	0.21	0.38	(0.19)	—	(0.19)	10.43
2015	10.29	0.20	(0.05)	0.15	(0.20)	—	(0.20)	10.24
Class C2 (01/11)
2019	10.06	0.16	0.31	0.47	(0.15)	—	(0.15)	10.38
2018	10.30	0.16	(0.23)	(0.07)	(0.17)	—	(0.17)	10.06
2017	10.46	0.17	(0.16)	0.01	(0.17)	—	(0.17)	10.30
2016	10.27	0.20	0.20	0.40	(0.21)	—	(0.21)	10.46
2015	10.32	0.23	(0.05)	0.18	(0.23)	—	(0.23)	10.27
Class I (08/97)
2019	10.10	0.24	0.31	0.55	(0.23)	—	(0.23)	10.42
2018	10.33	0.24	(0.23)	0.01	(0.24)	—	(0.24)	10.10
2017	10.50	0.25	(0.17)	0.08	(0.25)	—	(0.25)	10.33
2016	10.30	0.28	0.21	0.49	(0.29)	—	(0.29)	10.50
2015	10.35	0.31	(0.05)	0.26	(0.31)	—	(0.31)	10.30

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

5.33%	$ 29,278	0.82%	2.16%	18%
(0.13)	37,684	0.82	2.13	13
0.61	44,776	0.81	2.24	25
4.54	56,755	0.83	2.51	11
2.32	48,822	0.84	2.77	7

4.49	3,262	1.62	1.35	18
(0.96)	3,075	1.62	1.33	13
(0.21)	4,066	1.61	1.44	25
3.73	3,788	1.62	1.69	11
1.51	2,505	1.64	1.94	7

4.72	4,035	1.37	1.61	18
(0.72)	5,555	1.37	1.58	13
0.12	6,708	1.36	1.69	25
3.95	8,079	1.38	1.97	11
1.74	8,602	1.39	2.24	7

5.51	199,671	0.62	2.35	18
0.14	188,385	0.62	2.33	13
0.78	160,000	0.61	2.44	25
4.82	160,225	0.62	2.69	11
2.50	105,356	0.64	2.97	7

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen Minnesota Intermediate Municipal Bond Fund ("Minnesota Intermediate"), Nuveen Minnesota Municipal Bond Fund ("Minnesota"), Nuveen Nebraska Municipal Bond Fund ("Nebraska") and Nuveen Oregon Intermediate Municipal Bond Fund ("Oregon Intermediate"), (each a "Fund" and collectively, the "Funds"), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is May 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2019 (the "current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
The investment objective of each Fund is to provide maximum current income that is exempt from both federal income tax and its respective state income tax to the extent consistent with prudent investment risk.
The Funds' most recent prospectus provides further descriptions of each Fund's investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Fund's outstanding when-issued/delayed delivery purchase commitments were as follows:
Oregon Intermediate
Outstanding when-issued/delayed delivery purchase commitments	$7,543,259
Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.
Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C1 Shares of the Funds (except for Oregon Intermediate, which does not offer Class C1 Shares) are not available for new accounts or for additional investment into exisiting accounts, but Class C1 Shares can be issued for purposes of dividend reinvestment. Class C1 Shares were sold without an up-front sales charge, but incur a 0.40% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen municipal bond fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C, Class C1 and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C, Class C1, and C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Directors (the "Board") has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (continued)
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Minnesota Intermediate	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$357,030,068	$ —	$357,030,068
Short-Term Investments*:
Municipal Bonds	—	2,600,000	—	2,600,000
Total	$ —	$359,630,068	$ —	$359,630,068

Minnesota	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$432,872,370	$ —	$432,872,370
Short-Term Investments*:
Municipal Bonds	—	12,100,000	—	12,100,000
Total	$ —	$444,972,370	$ —	$444,972,370

Nebraska	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$75,647,228	$ —	$75,647,228

Oregon Intermediate	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$233,077,877	$ —	$233,077,877
Short-Term Investments*:
Municipal Bonds	—	1,525,000	—	1,525,000
Total	$ —	$234,602,877	$ —	$234,602,877

*	Refer to the Fund's Portfolio of Investments for industry classifications.
3.  Portfolio Securities and Investments in Derivatives
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Li-

Notes to Financial Statements (continued)
abilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
During the current fiscal period, the Funds did not have any transactions in self-deposited Inverse Floaters and/or externally-deposited Inverse Floaters.
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 5/31/19		Year Ended 5/31/18
Minnesota Intermediate	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,893,176	$ 29,518,636	2,171,777	$ 22,499,817
Class C	148,314	1,510,375	372,695	3,840,630
Class C1	—	—	148	1,521
Class C2	189	1,926	3,490	36,305
Class I	7,688,268	78,156,292	7,916,974	81,537,793
Shares issued to shareholders due to reinvestment of distributions:
Class A	246,327	2,525,546	249,893	2,586,826
Class C	25,680	261,443	27,140	279,186
Class C1	3,419	35,130	4,407	45,788
Class C2	10,434	106,541	12,032	124,154
Class I	249,875	2,548,425	217,387	2,237,562
	11,265,682	114,664,314	10,975,943	113,189,582
Shares redeemed:
Class A	(3,494,464)	(35,748,728)	(1,756,729)	(18,184,201)
Class C	(414,670)	(4,203,943)	(282,863)	(2,916,744)
Class C1	(49,711)	(507,989)	(31,868)	(329,545)
Class C2	(82,694)	(839,963)	(71,616)	(741,223)
Class I	(9,022,644)	(91,287,046)	(4,690,777)	(48,254,325)
	(13,064,183)	(132,587,669)	(6,833,853)	(70,426,038)
Net increase (decrease)	(1,798,501)	$ (17,923,355)	4,142,090	$ 42,763,544

	Year Ended 5/31/19		Year Ended 5/31/18
Minnesota	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,018,000	$ 57,741,075	3,292,617	$ 38,388,374
Class A – automatic conversion of Class C1 Shares	35,386	408,303	—	—
Class C	509,099	5,881,301	679,935	7,932,386
Class C1	592	6,792	1,611	18,675
Class C2	5,735	66,124	348	4,040
Class I	8,042,375	92,459,216	4,949,878	57,680,951
Shares issued to shareholders due to reinvestment of distributions:
Class A	456,885	5,265,718	421,886	4,916,457
Class C	53,007	610,067	57,442	668,761
Class C1	9,448	108,352	24,245	281,471
Class C2	13,386	154,325	16,019	186,868
Class I	329,772	3,799,194	259,974	3,025,102
	14,473,685	166,500,467	9,703,955	113,103,085
Shares redeemed:
Class A	(3,455,302)	(39,584,801)	(2,447,627)	(28,564,450)
Class C	(674,045)	(7,707,876)	(621,269)	(7,234,698)
Class C1	(577,825)	(6,640,112)	(128,716)	(1,492,082)
Class C1 – automatic conversion to Class A Shares	(35,540)	(408,303)	—	—
Class C2	(46,090)	(531,599)	(134,648)	(1,568,835)
Class I	(5,653,689)	(64,557,380)	(2,766,388)	(32,204,855)
	(10,442,491)	(119,430,071)	(6,098,648)	(71,064,920)
Net increase (decrease)	4,031,194	$ 47,070,396	3,605,307	$ 42,038,165

Notes to Financial Statements (continued)
	Year Ended 5/31/19		Year Ended 5/31/18
Nebraska	Shares	Amount	Shares	Amount
Shares sold:
Class A	504,808	$ 5,310,361	858,447	$ 9,146,704
Class C	45,875	483,015	55,107	585,298
Class C1	20	211	68	711
Class C2	—	—	18	187
Class I	1,382,993	14,550,634	1,267,243	13,532,697
Shares issued to shareholders due to reinvestment of distributions:
Class A	82,711	868,843	81,716	868,610
Class C	4,871	51,023	6,160	65,353
Class C1	2,689	28,056	5,200	54,963
Class C2	5,197	54,599	7,706	82,049
Class I	60,717	639,340	57,129	607,778
	2,089,881	21,986,082	2,338,794	24,944,350
Shares redeemed:
Class A	(543,790)	(5,698,012)	(336,517)	(3,587,112)
Class C	(101,637)	(1,059,104)	(55,164)	(586,488)
Class C1	(99,416)	(1,040,648)	(25,864)	(271,960)
Class C2	(114,258)	(1,194,264)	(34,471)	(368,191)
Class I	(1,056,488)	(11,059,655)	(738,199)	(7,827,775)
	(1,915,589)	(20,051,683)	(1,190,215)	(12,641,526)
Net increase (decrease)	174,292	$ 1,934,399	1,148,579	$ 12,302,824

	Year Ended 5/31/19		Year Ended 5/31/18
Oregon Intermediate	Shares	Amount	Shares	Amount
Shares sold:
Class A	343,327	$ 3,450,110	687,816	$ 7,040,306
Class C	51,330	519,320	53,960	547,112
Class C2	5,325	53,459	49	488
Class I	6,050,106	61,345,116	6,591,133	67,205,368
Shares issued to shareholders due to reinvestment of distributions:
Class A	61,154	618,751	85,053	866,813
Class C	3,732	37,602	4,829	48,906
Class C2	7,019	70,880	9,018	91,652
Class I	149,451	1,516,763	136,423	1,389,800
	6,671,444	67,612,001	7,568,281	77,190,445
Shares redeemed:
Class A	(1,327,096)	(13,355,761)	(1,372,551)	(14,018,194)
Class C	(46,417)	(466,061)	(148,163)	(1,500,778)
Class C2	(175,767)	(1,780,218)	(108,315)	(1,109,337)
Class I	(5,692,231)	(57,352,561)	(3,548,915)	(36,271,057)
	(7,241,511)	(72,954,601)	(5,177,944)	(52,899,366)
Net increase (decrease)	(570,067)	$ (5,342,600)	2,390,337	$ 24,291,079
5.  Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Purchases	$69,704,121	$139,003,093	$14,636,969	$41,246,165
Sales and maturities	78,140,032	96,559,565	14,099,982	40,441,105
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable in-

terest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of May 31, 2019.
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Tax cost of investments	$343,164,409	$421,158,617	$72,284,255	$224,009,563
Gross unrealized:
Appreciation	$ 16,560,999	$ 23,898,627	$ 3,385,104	$ 10,594,238
Depreciation	(95,340)	(84,874)	(22,131)	(924)
Net unrealized appreciation (depreciation) of investments	$ 16,465,659	$ 23,813,753	$ 3,362,973	$ 10,593,314
Permanent differences, primarily due to federal taxes paid and taxable market discount, resulted in reclassifications among the Funds' components of net assets as of May 31, 2019, the Funds' tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2019, the Funds' tax year end, were as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Undistributed net tax-exempt income[1]	$851,507	$883,486	$64,673	$468,742
Undistributed net ordinary income[2]	—	—	—	2,644
Undistributed net long-term capital gains	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2019 through May 31, 2019, and paid on June 3, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended May 31, 2019 and May 31, 2018 was designated for purposes of the dividends paid deduction as follows:
2019	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Distributions from net tax-exempt income[3]	$10,378,952	$12,340,522	$1,993,241	$5,056,832
Distributions from net ordinary income[2]	285	—	2,663	2,553
Distributions from net long-term capital gains	—	—	—	—

2018	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Distributions from net tax-exempt income	$10,114,868	$11,128,702	$2,114,206	$5,132,624
Distributions from net ordinary income[2]	228,034	556,371	—	—
Distributions from net long-term capital gains	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2019, as Exempt Interest Dividends.

Notes to Financial Statements (continued)
As of May 31, 2019, the Funds' tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Not subject to expiration:
Short-term	$2,339,054	$ 7,956,933	$ 902,747	$3,089,978
Long-term	102,727	2,785,103	1,306,172	320,708
Total	$2,441,781	$10,742,036	$2,208,919	$3,410,686
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375	0.2375

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of "eligible assets" of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund's assets that are not "eligible assets". The complex-level fee schedule for each Fund is as follows:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2019, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Minnesota Intermediate	0.1818%
Minnesota	0.1716%
Nebraska	0.1778%
Oregon Intermediate	0.1821%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of Nebraska so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. This expense limitation may be terminated or modified prior to the date listed below only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Nebraska	0.70%	July 31, 2021

Notes to Financial Statements (continued)
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
Inter-Fund Trades	Minnesota Intermediate	Minnesota
Purchases	$1,022,730	$ 8,278,330
Sales	1,024,890	10,009,548
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Sales charges collected (Unaudited)	$165,433	$411,522	$65,916	$16,707
Paid to financial intermediaries (Unaudited)	156,020	388,641	59,970	14,853
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Commission advances (Unaudited)	$146,582	$327,459	$26,844	$14,362
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
12b-1 fees retained (Unaudited)	$22,906	$60,430	$5,029	$3,811
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
CDSC retained (Unaudited)	$14,607	$18,734	$1,114	$2,302
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility's capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, Oregon Intermediate utilized this facility. The Fund's maximum outstanding daily balance during the utilization period was $1,013,351. The Fund's average daily balance outstanding and average annual interest rate during the utilization period was $881,676 and 3.51%, respectively. Borrowings outstanding as of the end of the reporting period, if any, are recognized as "Borrowings" on the Statement of Assets and Liabilities.
None of the other Funds utilized this facility during the current fiscal period.
9.  New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.
For the prior fiscal period, the total amount of distributions paid to shareholders from the net investment income and from accumulated net realized gains, if any, are recognized as "Dividends" on the Statement of Changes in Net Assets.
As of May 31, 2018, the Funds' Statement of Changes in Net Assets reflected the following UNII balances.
	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
UNII at the end of period	$30,833	$(34,588)	$(7,538)	$(165,902)
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
U.S. Bank National
Association
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Lipper Minnesota Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Minnesota Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Glossary of Terms Used in this Report (Unaudited) (continued)
Lipper Other States Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Intermediate Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Intermediate Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Intermediate Index: Contains all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Directors (the “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•	Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•	Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

•	Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
For Nuveen Minnesota Intermediate Municipal Bond Fund (the “Minnesota Intermediate Fund”), the Board noted that although the Fund’s performance was below its benchmark in the one-, three- and five-year periods, the Fund ranked in the first quartile of its Performance Peer Group over such periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Minnesota Municipal Bond Fund (the “Minnesota Fund”), the Board noted that the Fund ranked in the third quartile of its Performance Peer Group in the one-year period and first quartile in the three- and five-year periods. In addition, although the Fund’s performance was below the performance of the benchmark for the one- and three-year periods, the Fund outperformed such benchmark in the five-year period. The Board was satisfied with the Fund’s overall performance.
For Nuveen Nebraska Municipal Bond Fund (the “Nebraska Fund”), the Board noted that the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods and second quartile for the five-year period. The Fund’s performance was also below the performance of its benchmark for the one-, three- and five-year periods. The Board considered the Adviser’s explanation of the various factors that detracted from the Fund’s relative performance and was satisfied with the Adviser’s explanation.
For Nuveen Oregon Intermediate Municipal Bond Fund (the “Oregon Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods, the Fund ranked in the second quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that the Minnesota Intermediate Fund and the Oregon Fund each had a net management fee higher than its peer average but a net expense ratio below its peer average; the Minnesota Fund had a net management fee in line with its peer average and a net expense ratio below its peer average; and the Nebraska Fund had a net management fee higher than its peer average but a net expense ratio in line with its peer average. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.

In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to the clients noted above compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules and the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and 2018), including the temporary expense cap for the Nebraska Fund. The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Directors and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of Directors of the Funds is currently set at ten. None of the Directors who are not “interested” persons of the Funds (referred to herein as “Independent Directors”) has ever been a Director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Independent Directors:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	163
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	163

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	163
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	163
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President's Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	163
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	163
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	163

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	163
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	161

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Interested Director:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Director	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	163

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)          Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)         On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Notes

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-FTFI-0519D894593-INV-Y-07/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended May 31, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Minnesota Municipal Bond Fund	20,165	0	0	0
Nuveen Minnesota Intermediate Municipal Bond Fund	19,940	0	0	0
Nuveen Nebraska Municipal Bond Fund	18,805	0	0	0
Nuveen Oregon Intermediate Municipal Bond Fund	19,425	0	0	0

Total	$78,335	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Minnesota Municipal Bond Fund	0%	0%	0%	0%
Nuveen Minnesota Intermediate Municipal Bond Fund	0%	0%	0%	0%
Nuveen Nebraska Municipal Bond Fund	0%	0%	0%	0%
Nuveen Oregon Intermediate Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Minnesota Municipal Bond Fund	20,021	0	0	0
Nuveen Minnesota Intermediate Municipal Bond Fund	19,948	0	0	0
Nuveen Nebraska Municipal Bond Fund	18,722	0	0	0
Nuveen Oregon Intermediate Municipal Bond Fund	19,375	0	0	0

Total	$78,066	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Minnesota Municipal Bond Fund	0%	0%	0%	0%
Nuveen Minnesota Intermediate Municipal Bond Fund	0%	0%	0%	0%
Nuveen Nebraska Municipal Bond Fund	0%	0%	0%	0%
Nuveen Oregon Intermediate Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Minnesota Municipal Bond Fund	0	0	0	0
Nuveen Minnesota Intermediate Municipal Bond Fund	0	0	0	0
Nuveen Nebraska Municipal Bond Fund	0	0	0	0
Nuveen Oregon Intermediate Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended May 31, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Minnesota Municipal Bond Fund	0	0	0	0
Nuveen Minnesota Intermediate Municipal Bond Fund	0	0	0	0
Nuveen Nebraska Municipal Bond Fund	0	0	0	0
Nuveen Oregon Intermediate Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: August 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: August 8, 2019

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: August 8, 2019